PRELIMINARY COPY DATED APRIL 14, 2023 – SUBJECT TO COMPLETION
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
CareDx, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY DATED APRIL 14, 2023 – SUBJECT TO COMPLETION
CAREDX, INC.
8000 Marina Boulevard, 4th Floor
Brisbane, CA 94005
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. Pacific Time on Thursday, June 15, 2023
Dear Stockholder:
You are cordially invited to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of CareDx, Inc., a Delaware corporation (“CareDx,” “we”, “us”, “our”, or the “Company”). The Annual Meeting will be held on Thursday, June 15, 2023 at 10:00 a.m. Pacific Time, virtually via live webcast at http://www.virtualshareholdermeeting.com/CDNA2023, for the following purposes, as more fully described in the accompanying proxy statement:
1.To elect four Class III directors to serve until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified;
2.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
3.To approve, on an advisory basis, the compensation of our named executive officers;
4.To approve an amendment to our amended and restated certificate of incorporation (the “Certificate of Incorporation”) to provide for the gradual declassification of our board of directors;
5.To approve an amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation; and
6.To conduct any other business properly brought before the Annual Meeting and any adjournments or postponements thereof.
Our Board of Directors has fixed the close of business on April 21, 2023 as the record date for the Annual Meeting. Only stockholders of record on April 21, 2023 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon are more fully described in the accompanying proxy statement.
On or about May 5, 2023, we expect to mail our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at http://investors.caredxinc.com/financial-information/annual-reports.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.
Thank you for your continued support of CareDx.
By order of the Board of Directors,
/s/ Reginald Seeto, MBBS
Reginald Seeto, MBBS
President and Chief Executive Officer
Brisbane, California
April [28], 2023

CAREDX, INC.
PROXY STATEMENT
FOR 2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. Pacific Time on Thursday, June 15, 2023
We sent you this proxy statement and the enclosed proxy card because the Board of Directors (“Board of Directors”) of CareDx, Inc. (sometimes referred to as “we”, “CareDx” or the “Company”) is soliciting your proxy to vote at the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”) and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on Thursday, June 15, 2023 at 10:00 a.m. Pacific Time, virtually via live webcast at http://www.virtualshareholdermeeting.com/CDNA2023. You are invited to attend the Annual Meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may complete, sign and return the enclosed proxy card or submit your proxy through the Internet or by telephone according to the instructions contained in the enclosed proxy card.
The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about May 5, 2023 to all stockholders entitled to receive notice of and to vote at the Annual Meeting.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.
What matters am I voting on?
You will be voting on:
•the election of four Class III directors to hold office until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified;
•a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
•a proposal to approve, on an advisory basis, the compensation of our named executive officers;
•a proposal to approve an amendment to our amended and restated certificate of incorporation (the “Certificate of Incorporation”) to provide for the gradual declassification of our Board of Directors;
•a proposal to approve an amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation; and
•any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.
How does our Board of Directors recommend that I vote?
Our Board of Directors recommends that you vote:
•FOR the election of each of the four directors nominated by our Board of Directors and named in this proxy statement as Class III directors to serve for a three-year term;

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•FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
•FOR the approval of the compensation paid to our named executive officers as disclosed in this proxy statement;
•FOR the approval of the amendment to the Certificate of Incorporation to provide for the gradual declassification of our Board of Directors; and
•FOR the approval of the amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.
Will there be any other items of business on the agenda?
If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card concerning those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board of Directors does not intend to bring any other matters to be voted on at the Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for consideration at the Annual Meeting.
Who is entitled to vote at the Annual Meeting?
Holders of our common stock at the close of business on April 21, 2023, the record date for the Annual Meeting (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. Stockholders are not permitted to cumulate votes with respect to the election of directors.
As of the Record Date, there were [•] shares of common stock outstanding and entitled to vote.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent, then you are the stockholder of record for such shares. As the stockholder of record, you may vote either electronically at the Annual Meeting or by proxy.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “What if I do not specify how my shares are to be voted?” for additional information.
Do I have to do anything in advance if I plan to attend the Annual Meeting?
The Annual Meeting will be a virtual audio meeting of stockholders, which will be conducted via live audio webcast. You are entitled to participate in the Annual Meeting only if you were a holder of our common stock as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting.
To participate in the Annual Meeting, you will need the control number included on your proxy card or the Notice. The live audio webcast will begin promptly at 10:00 a.m. Pacific Time. We encourage you to access the meeting

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prior to the start time. Online check-in will begin at 9:45 a.m. Pacific Time and you should allow ample time for the check-in procedures.
How can I get help if I have trouble checking in or listening to the meeting online?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the log-in page at http://www.virtualshareholdermeeting.com/CDNA2023.
How do I vote and what are the voting deadlines?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:
•You may vote via the Internet or by telephone. To vote via the Internet or by telephone, follow the instructions provided in the Notice. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on June 14, 2023 at 1-800-690-6903, or the Internet at www.proxyvote.com.
•You may vote by mail. If you have received printed proxy materials by mail and would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it to the tabulation agent in the enclosed postage-paid envelope so that it is received no later than June 14, 2023. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.
•You may vote electronically at the Annual Meeting. If you plan to attend the Annual Meeting, please log into http://www.virtualshareholdermeeting.com/CDNA2023 as a “Stockholder” using the control number available on your proxy card or the Notice, and vote during the Annual Meeting following the instructions at http://www.virtualshareholdermeeting.com/CDNA2023.
•Note: If you vote via the Internet, return a proxy card by mail or vote electronically at the Annual Meeting, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, Reginald Seeto, MBBS and Abhishek Jain, the persons who have been designated as proxy holders by our Board of Directors, will vote the shares you own in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends that you vote FOR the election of each of the four directors nominated by our Board of Directors and named in this proxy statement as Class III directors to serve for a three-year term (Proposal No. 1), FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 (Proposal No. 2), FOR the approval of the compensation paid to our named executive officers as disclosed in this proxy statement (Proposal No. 3), FOR the approval of the amendment to the Certificate of Incorporation to provide for the gradual declassification of our Board of Directors (Proposal No. 4) and FOR the approval of the amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation (Proposal No. 5).
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares electronically at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

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Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:
•entering a new vote by Internet or telephone;
•signing and returning a new proxy card with a later date;
•delivering a written notice of revocation to our Corporate Secretary prior to the Annual Meeting; or
•attending the Annual Meeting and voting electronically.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. Reginald Seeto, MBBS and Abhishek Jain have been designated as proxy holders by our Board of Directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
What if I do not specify how my shares are to be voted?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:
•FOR the election of each of the four directors nominated by our Board of Directors and named in this proxy statement as Class III directors to serve for a three-year term (Proposal No. 1);
•FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 (Proposal No. 2);
•FOR the approval of the compensation paid to our named executive officers as disclosed in this proxy statement (Proposal No. 3);
•FOR the approval of the amendment to the Certificate of Incorporation to provide for the gradual declassification of our Board of Directors (Proposal No. 4);
•FOR the approval of the amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation (Proposal No. 5); and
•In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not

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have discretion to vote on non-routine matters. Proposal No. 1 (election of directors), Proposal No. 3 (approval of the compensation of our named executive officers), Proposal No. 4 (approval of the amendment to the Certificate of Incorporation to provide for the gradual declassification of our Board of Directors) and Proposal No. 5 (approval of the amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation) are non-routine matters, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, Proposal No. 3, Proposal No. 4 or Proposal No. 5, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws (the “Bylaws”) and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, at the Annual Meeting or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of [•] shares of common stock outstanding, which means that [•] shares of common stock must be represented virtually or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.
What are the effects of abstentions and broker non-votes?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that such stockholder wishes to abstain from voting such stockholder’s shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposal No. 2 and Proposal No. 3), as well as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the Annual Meeting (e.g., Proposal No. 4 and Proposal No. 5). However, because the outcome of Proposal No. 1 will be determined by a plurality vote (see the next question below for an explanation of what a plurality vote means), abstentions will have no impact on the outcome of such proposal as long as a quorum exists.
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes are not considered votes cast or entitled to vote on a proposal and therefore will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not have any effect on the results of Proposals Nos. 1 through 5.
How many votes are needed for approval of each proposal and how are votes counted?
•Proposal No. 1: The election of Class III directors requires a plurality vote of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. This means that the four nominees who receive the most FOR votes will be elected. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.

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•Proposal No. 2: The ratification of the appointment of Deloitte & Touche LLP requires an affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal.
•Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers requires an affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 3, the abstention will have the same effect as a vote AGAINST the proposal. As an advisory vote, this proposal is not binding. However, our Board of Directors and Compensation and Human Capital Committee will consider the outcome of the vote when making future compensation decisions for our named executive officers.
•Proposal No. 4: The approval of the amendment to the Certificate of Incorporation to provide for the gradual declassification of our Board of Directors requires an affirmative vote of a majority of the voting power of all outstanding shares of our common stock entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 4, the abstention will have the same effect as a vote AGAINST the proposal.
•Proposal No. 5: The approval of the amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation requires an affirmative vote of a majority of the voting power of all outstanding shares of our common stock entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 5, the abstention will have the same effect as a vote AGAINST the proposal.
How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
Our Board of Directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We have retained Georgeson LLC to help us solicit proxies. We will pay Georgeson LLC $10,000 plus reasonable expenses for its services.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.
Why did I receive the Notice instead of a full set of proxy materials?
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. Stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.
What does it mean if I received more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

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Who will count the votes?
The votes will be counted, tabulated and certified by Broadridge Financial Solutions, Inc.
Is my vote confidential?
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed either within CareDx or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
Do CareDx’s executive officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?
Mr. Goldberg, Dr. Maag, Dr. Seeto and Senator Torres each have an interest in Proposal No. 1 (election of directors), as each nominee is currently a member of our Board of Directors. Members of our Board of Directors and our executive officers do not have any interest in Proposal No. 2 (ratification of appointment of independent registered public accounting firm). Our executive officers have an interest in Proposal No. 3 (approval of the compensation of our named executive officers), as compensation for our current and former executive officers is subject to this vote. Members of our Board of Directors have an interest in Proposal No. 4 (approval of the amendment to the Certificate of Incorporation to provide for the gradual declassification of our Board of Directors), as the proposed changes to the Certificate of Incorporation would provide for the gradual declassification of our Board of Directors. Our executive officers also have an interest in Proposal No. 5 (approval of the amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation), as the proposed changes to the Certificate of Incorporation would exculpate our executive officers from liability in specific circumstances.
Will members of the Board of Directors attend the Annual Meeting?
We encourage, but do not require, the members of our Board of Directors to attend the Annual Meeting. Those who do attend will be available to answer appropriate questions from stockholders.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We are sending only one annual report and proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This practice, known as “householding,” reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
CareDx, Inc.
Attention: Corporate Secretary
8000 Marina Boulevard, 4th Floor
Brisbane, CA 94005
(415) 287-2300
Stockholders who hold shares in street name may contact their broker, bank or other nominee to request information about householding.

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How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K (“Form 8-K”) that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us by such date, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2024 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than January 6, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
CareDx, Inc.
Attention: Corporate Secretary
8000 Marina Boulevard, 4th Floor
Brisbane, CA 94005
Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is brought (i) pursuant to our proxy materials with respect to the annual meeting specified in the notice of meeting (or any supplement thereto), (ii) by or at the direction of our Board of Directors, or (iii) properly before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our Bylaws.
To be timely for our 2024 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:
•not earlier than February 20, 2024; and
•not later than March 21, 2024.
In the event that we hold our 2024 annual meeting of stockholders more than 30 days before or after the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:
•the 90th day prior to such annual meeting; or
•the 10th day following the day on which public announcement of the date of such annual meeting is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

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In addition, pursuant to Rule 14a-19 of the Exchange Act (“Rule 14a-19”), the SEC’s universal proxy rule, notices of a solicitation of proxies in support of director nominees other than our own nominees must be postmarked or electronically submitted no later than April 16, 2024, and each nomination must comply with the SEC regulations under Rule 14a-19, which requires, among other things, that such notice include a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If, however, the date of the 2024 annual meeting of stockholders is more than 30 days before or after June 15, 2024, then the Rule 14a-19 deadline shall be the later of 60 calendar days prior to the date of the 2024 Annual Meeting of Stockholders or the 10th calendar day following the day on which we first make a public announcement of the date of our 2024 annual meeting of stockholders. A nomination that does not comply with the requirements set forth in the Certificate of Incorporation and Bylaws will not be considered for presentation at the annual meeting. We intend to file a proxy statement and white proxy card with the SEC in connection with our solicitation of proxies for our 2024 annual meeting of stockholders.
Nomination of Director Candidates
You may propose director candidates for consideration by our Governance and Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Corporate Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance - Stockholder Recommendations for Nominations to the Board of Directors.”
In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. The stockholder must also give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
Availability of Bylaws
A copy of our Bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive office for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board of Directors is currently composed of ten members. In accordance with our amended and restated certificate of incorporation (the “Certificate of Incorporation”), our Board of Directors is divided into three classes with staggered three-year terms. At the Annual Meeting, four Class III directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our company.
Nominees
Our Governance and Nominating Committee has recommended, and our Board of Directors has approved, Michael D. Goldberg, Peter Maag, Ph.D., Reginald Seeto, MBBS and Arthur A. Torres as nominees for election as Class III directors at the Annual Meeting. If elected, Mr. Goldberg, Dr. Maag, Dr. Seeto and Senator Torres will each serve as Class III directors until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified. Each of the nominees is currently a director of our company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the re-election of Mr. Goldberg, Dr. Maag, Dr. Seeto and Senator Torres. We expect that Mr. Goldberg, Dr. Maag, Dr. Seeto and Senator Torres will each accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board of Directors to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.
Vote Required; Board Recommendation
The election of Class III directors requires a plurality vote of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions and broker non-votes will have no effect on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE FOUR DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN THIS PROXY STATEMENT AS CLASS III DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our Board of Directors, which is currently composed of ten members. Our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.
The following table sets forth the name, age as of April 28, 2023, and certain other information of each of our directors:

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
1.Directors with Terms Expiring at the Annual Meeting/ Nominees
Michael D. Goldberg(1)(3)(4)	III	65	Chair of the Board of Directors	2011	2023	2026
Peter Maag, Ph.D.(2)	III	56	Director	2012	2023	2026
Reginald Seeto, MBBS	III	51	President, Chief Executive Officer and Director	2020	2023	2026
Arthur A. Torres(4)	III	76	Director	2021	2023	2026

2.Continuing Directors
Grace E. Colón, Ph.D.(1)(2)	I	56	Director	2019	2024	-
George W. Bickerstaff, III(3)(4)	I	67	Director	2014	2024	-
Hannah A. Valantine, M.D.(2)(4)	I	71	Director	2021	2024	-
Fred E. Cohen, M.D., D. Phil(1)(2)	II	66	Director	2003	2025	-
Christine M. Cournoyer(1)(2)(3)	II	71	Director	2019	2025	-
William A. Hagstrom(1)(3)	II	65	Director	2015	2025	-
(1)Member of our Compensation and Human Capital Committee.
(2)Member of our Science and Technology Committee.
(3)Member of our Audit and Finance Committee.
(4)Member of our Governance and Nominating Committee.

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Directors with Terms Expiring at the Annual Meeting-Nominees for Director

Michael Goldberg
Chair of the Board of Directors
Age: 65
Independent Director since 2011
Committees:
•Audit & Finance
•Governance & Nominating
•Compensation & Human Capital
•Government & Regulatory Affairs (Chair)

Professional Experience
•Partner, Mohr Davidow Ventures (2005 – 2011)
•Founder & CEO, Axion (1987 – 1995) (acquired by Bristol-Myers Squibb, NYSE: BMS)
•Partner, Sevin Rosen Management Company (1985 – 1987)
•Director (Corporate Development), Cetus Corporation (1981 – 1985)

Key Skills & Qualifications
•Relevant Industry Knowledge: Mr. Goldberg has a track record of leadership in healthcare, as the former CEO of Axion and a founding and a former Board member of the California Institute for Regenerative Medicine. Mr. Goldberg is also a former director of Cetus Corporation, which developed the foundational PCR technology for precision medicine.
•Public Company Board or Governance Experience: As a director at multiple public companies, Mr. Goldberg has extensive experience working with management teams and Board members on business matters and governance policies.
•Business and Operations Leadership Experience: Mr. Goldberg’s experience as founder and CEO of Axion, as well as Executive Chair at DNAnexus and Senior Executive and Venture Capital Investor with numerous companies in the Life Sciences industry, helps the Board develop and oversee our operations and business strategy.

Other Boards
•Executive Chairman & Director, DNAnexus (2013 – Present)
•Chairman; Director, YorLabs (2018 – Present)
•Chairman, iRhythm Technologies (Nasdaq: IRTC) (2007 – 2010)
•Chairman, Crescendo Biosciences (2007 – 2010) (acquired by Myriad Genetics, Nasdaq: MYGN)
•Director, eHealth (Nasdaq: EHTH) (1999 – 2021)
•Director, Genomic Health (acquired by Exact Sciences, Nasdaq: EXAS) (2001 – 2007)

Previous Organizations
•Founding Board Member, California Institute for Regenerative Medicine
•Board Member, Western Association of Venture Capitalists
•Advisory Board Member, Harvard Center for Genetics and Genomics
•Advisory Board Member, Berkeley Center for Law and Technology
•Advisory Board Member, UCSF Center for Translational and Policy Research on Personalized Medicine
•Advisory Board Member, Stanford Distinguished Careers Institute
•Trustee, National Childhood Cancer Foundation

Education •M.B.A., Stanford Graduate School of Business •B.A., Brandeis University

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Reginald Seeto, MBBS Director, President & CEO, CareDx Age: 51 Director since 2020
Professional Experience
•President & CEO, CareDx (2020 – Present)
•Chief Business Officer, CareDx (2018 – 2020)
•Chief Operating Officer and Consultant, Ardelyx (2016 – 2018)
•VP & Head of Partnering & Strategy, AstraZeneca (Nasdaq: AZN) (2013 – 2016)
•Marketing Company President (Thailand), AstraZeneca (2011 – 2013)
•EVP Corporate Development & Strategy, MedImmune (subsidiary of AstraZeneca) (2008 – 2011)
•VP Global Marketing (Fertility, Oncology, Immunology, Vaccines), Organon (2006 – 2008)
•Executive Director (Marketing), Boehringer Ingelheim Pharmaceuticals (2003 – 2006)
•Engagement Manager, McKinsey & Company (1999 – 2003)
•Practicing Medical Doctor & Clinical Researcher (1996 – 2000)

Key Skills & Qualifications
•Relevant Industry Knowledge: As CEO of the Company with substantial management experience and expertise in the Pharmaceuticals and Life Sciences industries, in addition to formally practicing medicine and working as a clinical researcher, Dr. Seeto has the knowledge needed to set, oversee and execute CareDx’s long-term strategic roadmap.
•Business and Operations Leadership Experience: Dr. Seeto’s responsibilities as President and CEO of CareDx, along with prior strategic and operational experiences in senior roles within the Pharmaceutical and Life Sciences industries, provide valuable perspectives that inform CareDx’s long-term business strategy.
•M&A or Corporate Development Experience: Dr. Seeto has significant experience with corporate development and strategic transaction matters, including through his prior roles as head of partnering, chief operating officer and executive vice president of corporate development at life sciences companies.

Other Boards •Director, Definiens (2014 – 2016)

Current Organizations •Board Advisor, Fischell Department of Bioengineering, University of Maryland

Previous Organizations •Board Member, Shady Grove Adventist Hospital Governance Board •Board Member, Biohealth Innovation •Board Member, Virginia Bio

Education •MBBS (Medical Studies), University of Sydney, Australia •B.S., University of Sydney, Australia

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Arthur A. Torres Independent Director Age: 76 Independent Director since 2021 Committees: •Governance & Nominating (Chair) •Government & Regulatory Affairs
Professional Experience
•Director, San Francisco Municipal Transportation Agency (2017 – 2020)
•President & Member, San Francisco Public Utilities Commission (2010 – 2014)
•Chairman, California Democratic Party (1996 – 2009)
•Senator, California State Senate (1982 – 1994)
•Chair, California Senate Insurance Committee
•Chair, California Senate Toxics Committee
•Assembly Member, California State Assembly (1974 – 1982)
•Chair, California Assembly Health Committee

Key Skills & Qualifications
•Regulatory and Legal Experience: Mr. Torres’ extensive career in politics and government and background in law qualifies him to advise on regulatory and legal matters.
•Relevant Industry Knowledge: As Chair of the California Assembly Health Committee and California Senate Insurance Committee and as a Board member of Covered California, Mr. Torres has the experience necessary to set strategy for our organization.
•ESG: During his tenure in the California state legislature, Mr. Torres worked to provide a voice for his constituents as co-author of the California Clean Water Act and consultant on immigration reform, among other initiatives.

Current Organization •Vice Chair, One Legacy Foundation

Previous Organizations
•Vice Chair Emeritus, California Institute for Regenerative Medicine
•Alumni Regent & President Emeritus, University of California Alumni Association
•Alumni Regent Designate Emeritus, University of California
•Board Member Emeritus, Covered California
•JFK Teaching Fellow, Harvard University
•Visiting Professor, University of San Francisco School of Nursing
•German Marshall Fund Fellow

Education •J.D., University of California Davis School of Law •B.A. (Government), University of California Santa Cruz

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Continuing Directors

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George W. Bickerstaff, III Independent Director Age: 67 Independent Director since 2014 Committees: •Audit & Finance (Chair) •Governance & Nominating •Government & Regulatory Affairs
Professional Experience
•Partner & MD, MM Dillon & Co. (2005 – Present)
•Scientific Advisor, American Oriental Bioengineering (Nasdaq: AOBI) (2008 – 2012)
•CFO, Novartis Pharma AG (2000 – 2005)
•EVP & CFO, Workspace (1999 – 2000)
•EVP & CFO, Uniscribe Professional Services (1998 – 1999)
•EVP & CFO, Intellisource Group (1998)
•Vice President (Finance), Cognizant (1997)
•CFO, IMS Health (1990 – 1997)
•Senior Vice President (Finance), Dun & Bradstreet (NYSE: DNB) (1985 – 1989)
•Auditor & Engineer, General Electric (1978 – 1984)

Key Skills & Qualifications
•Business and Operations Leadership Experience: Through various executive positions, including as CFO of Novartis Pharma, Mr. Bickerstaff has developed a deep understanding of business and operations in the healthcare sector.
•Investment, Finance or Accounting Experience: Mr. Bickerstaff’s experience in investment banking at MM Dillon as well as more than a decade of experience in senior finance roles equip him with the necessary knowledge to advise on financial matters.
•Public Company Board or Governance Experience: Mr. Bickerstaff has served on the boards of multiple public healthcare companies, including most recently at Innoviva, Sio Gene Therapies and Inovio Pharmaceuticals.

Other Boards
•Director, InCarda Therapeutics (2020 – Present)
•Director, Innoviva (Nasdaq: INVA) (2017 – Present)
•Director, RoosterBio (2017 – 2020)
•Chairman, Optical Academy (2017 – 2019)
•Independent Chairman, Cardax (2016 – 2021)
•Director, Aegis Health Analytics (2014 – 2016)
•Director, Livwel Therapeutics (2008 – 2011)
•Director, Sio Gene Therapies (Nasdaq: SIOX) (2018 – 2020)
•Director, Inovio Pharmaceuticals (Nasdaq: INO) (2017 – 2018)
•Director, Ariad Pharmaceuticals (Nasdaq: ARIA) (2016 – 2017)
•Director, Viventia Bio Inc. (2015 – 2017)
•Director, Cyclica Inc. (2010 – 2014)
•Director, BMP Sunstone (Nasdaq: BJGP) (2008 – 2009)
•Director, Vion Pharmaceuticals (Nasdaq: VION) (2005 – 2008)
•Director, Amazys Holding (2005 – 2006)

Current Organizations •Founding Member, The Global Leaders •Chairperson, International Vaccine Institute

Previous Organizations
•Vice Chairman, International Centre for Missing & Exploited Children
•Chairman, Global Oncology
•Director, Center for Disease Dynamics, Economics & Policy Inc.
•Director, Gavi, the Vaccine Alliance

Education •B.S., Rutgers University •B.A., Rutgers University

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Fred E. Cohen, M.D., D. Phil. Independent Director Age: 66 Independent Director since 2014 Committees: •Compensation & Human Capital •Science & Technology Committee
Professional Experience
•Founder & Chairman, Monograph Capital Partners (2021 – Present)
•Founder & Senior Managing Director, Vida Ventures (2017 – Present)
•Senior Advisor & Partner, TPG (2001 – Present)
•Professor (Cellular and Molecular Pharmacology), University of California, San Francisco (UCSF) (1988 – 2016)

Key Skills & Qualifications
•Relevant Industry Experience: Dr. Cohen’s thought leadership in biotechnology as an elected member of the National Academy of Medicine of the National Academy of Sciences and fellow of the American College of Physicians, among other organizations, and experience as Professor of Cellular and Molecular Pharmacology at UCSF, is an asset to the Board in assessing the firm’s strategy.
•Investment, Finance or Accounting Experience: As founder and Senior Managing Director of Vida Ventures and as a Partner and more recently a Senior Advisor at TPG, Dr. Cohen is well-versed in investment and financial matters specific to biotechnology companies.
•Public Company Board or Governance Experience: Dr. Cohen has served on multiple public boards and committees including most recently at Progyny, Intellia Therapeutics and Urogen Pharma.

Other Boards
•Director, Kyverna Therapeutics (2020 – Present)
•Director, Progyny (Nasdaq: PGNY) (2019 – Present)
•Director, Intellia Therapeutics (Nasdaq: NTLA) (2019 – Present)
•Director, Urogen Pharma (Nasdaq: URGN) (2017 – Present)
•Director, Novotech (2017 – Present)
•Director, Tandem Diabetes (Nasdaq: TNDM) (2013 – 2019)
•Director, Biocryst (Nasdaq: BCRX) (2013 – 2019)
•Director, Five Prime Therapeutics (Nasdaq: FPRX) (2013 – 2018)
•Director, Veracyte (Nasdaq: VCYT) (2013 – 2019)
•Director, Roka Biosciences (Nasdaq: ROKA) (2014 – 2017)
•Director, Quintiles (NYSE: Q) (merged with IQVIA Holdings) (2013 – 2015)
•Director, Genomic Health (Nasdaq: GHDX) (acquired by Exact Sciences) (2005 – 2019)
•Director, Matrix Laboratories (2004 – 2009)

Current Organizations •Member, American Academy of Arts and Sciences •Fellow, National Academy of Medicine •Fellow, American Medical Informatics Association

Previous Organizations
•Trustee, Autistica
•Fellow, American College of Physicians
•Member, Association of American Physicians
•Fellow, Western Association of Physicians
•Member, American Society for Clinical Investigation

Education •Ph.D., Oxford University •M.D., Stanford University •B.S., Yale University

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Grace E. Colón, Ph.D. Independent Director Age: 56 Independent Director since 2019 Committees: •Compensation & Human Capital •Science & Technology (Chair)
Professional Experience
•President & CEO, InCarda Therapeutics (2013 – 2022)
•President, Chairman & CEO, Pyranose Biotherapeutics (2012 – 2018)
•Senior Advisor, New Science Ventures (2016 – 2019)
•Advisor, Kiverdi (2016 – 2018)
•President & CEO, ProterixBio (2015 – 2016)
•Partner, New Science Ventures (2014 – 2016)
•Senior Vice President & Division President, Intrexon (2010 – 2012)
•H Head (Clinical Operations); Head, Alliance Management; Head, Commercial Strategic Planning, Gilead Sciences (Nasdaq: GILD) (2005 – 2010)
•Vice President (Corporate Planning), Affymetrix (Nasdaq: AFFX) (2000 – 2005)
•Engagement Manager, McKinsey & Company (1996 – 2000)

Key Skills & Qualifications
•Relevant Industry Knowledge: Dr. Colón has extensive experience in the life sciences industry, including most recently at InCarda Therapeutics, and has been instrumental in shaping the strategies of multiple biotechnology companies.
•Business and Operations Leadership Experience: As former CEO of InCarda Therapeutics and ProterixBio, Founding President of the Industrial Products division at Intrexon, and Head of Clinical Operations at Gilead Sciences, Dr. Colón has gained expertise in leading business execution and operations.
•Risk Management: Dr. Colón’s past executive and board experiences overseeing a broad spectrum of risks will assist the Board in anticipating and mitigating material risks.

Other Boards
•Director, Voyager Therapeutics (Nasdaq: VYGR) (2023 – Present)
•Chairman, ProterixBio (2016 – Present)
•Director, Cocoon Biotech (2013 – 2022)
•Director, Paradigm Diagnostics (2017 – 2019)
•Director, InterLink AI (2015 – 2019)

Current Organizations
•Advisor, InCarda Therapeutics
•Director, Biotechnology Innovation Organization
•Trustee, Massachusetts Institute of Technology
•Member, Latino Corporate Directors Association
•Member, Women Corporate Directors
•Advisor, Black Corporate Readiness Program, Santa Clara University

Previous Organizations •Advisory Board Member (Miller Center for Social Entrepreneurship), Santa Clara University

Education •Ph.D., Massachusetts Institute of Technology •B.S., University of Pennsylvania

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Christine M. Cournoyer Independent Director Age: 71 Independent Director since 2019 Committees: •Audit & Finance •Compensation & Human Capital (Chair) •Science & Technology Committee
Professional Experience
•Chairman & CEO, N-of-One (2012 – 2019)
•Vice President (Clinical Analytics), Optum (part of UnitedHealth Group) (2010 – 2011)
•President & COO, Picis (acquired by UnitedHealth Group) (2006 – 2010)
•Managing Director (Solutions), Harte-Hanks (2005 – 2006)
•CIO & Division Vice President, IBM (NYSE: IBM) (1995 – 2002)
•SVP, CIO, Lotus Development (1994 – 1995)

Key Skills & Qualifications
•Relevant Industry Knowledge: Ms. Cournoyer has extensive experience as an executive in the life sciences industry and healthcare technology, including at N-of-One, Optum and Picis.
•M&A or Corporate Development Experience: Ms. Cournoyer has led or contributed to two transformative M&A transactions – while CEO at N-of-One, Ms. Cournoyer led the strategic sales process and successful sale to QIAGEN, and while at Picis, she contributed to Picis’ sale to UnitedHealth Group in an executive capacity.
•Investment, Finance or Accounting Experience: Ms. Cournoyer managed P&L, raised capital and managed cash operations for different organizations including N-of-One, Picis and IBM, among others.
•Risk Management: As a former CIO, Ms. Cournoyer has a deep understanding of IT controls and cyber security.

Other Boards
•Chairman, Spok Holdings (Nasdaq: SPOK) (2022 – Present)
•Director, Emerson Hospital (2012 – 2018)
•Director, BJ’s Wholesale Club (NYSE: BJ) (2008 – 2011)
•Director, Greenland Technologies (Nasdaq: GTEC) (2003 – 2006)
•Director, Lightbridge (Nasdaq: LTBR) (2002 – 2003)
•Director, Stride Rite (Nasdaq: LRN) (2001 – 2007)

Current Organizations •Editorial Board Member, Clinical OMICs •Board of Advisors, Manning School of Business •Member, Madam Chair

Education •M.A., Northeastern University •B.S., University of Massachusetts Lowell

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William A. Hagstrom Independent Director Age: 65 Independent Director since 2015 Committees: •Audit & Finance •Compensation & Human Capital
Professional Experience
•Advisor, Cofactor Genomics (2023 – Present)
•Co-Founder & CEO, Octave Biosciences (2016 – Present)
•President, Crescendo Bioscience (acquired by Myriad Genetics, Nasdaq: MYGN) (2007 – 2014)
•President, Alpha BioPartners
•Co-Founder, Biolytx Pharmaceuticals
•Co-Founder, Altheus Therapeutics
•Interim CEO, Selexys Pharmaceuticals
•Interim CEO, Inoveon (2001)
•Chairman, President & CEO, Urocor (Nasdaq: UCOR) (1989 – 1998)
•Division Vice President (Scientific Products Division), Baxter Travenol (1985 – 1989)

Key Skills & Qualifications
•Investment, Finance or Accounting Experience: Mr. Hagstrom has deep knowledge of finance, capital formation and financial modeling through his track record as a founder and executive, including as the former President of Crescendo Bioscience, which was acquired by Myriad Genetics.
•Business and Operations Leadership Experience: Mr. Hagstrom has extensive experience developing pipelines, infrastructure and commercial strategy at several companies in specialty and molecular diagnostics, as demonstrated by his tenure at Crescendo Bioscience and as the co-founder and CEO of Octave Biosciences.
•Regulatory and Legal Experience: In addition to his experience as a founder, Mr. Hagstrom held multiple executive positions at large multinational healthcare companies where he managed the legal and regulatory risks specific to biopharmaceutical companies.

Other Boards
•Executive Director, Inoveon (2001 – Present)
•Director, Genalyte (2016 – 2020)
•Director, Navican Genomics (2016 – 2017)
•Executive Director, Crescendo Bioscience (2007 – 2014)
•Chairman, Urocor (Nasdaq: UCOR) (1998 – 1998)
•Director, Zymetx (Nasdaq: ZMTX) (1994 – 1998)
•Chairman, President & CEO, Urocor (Nasdaq: UCOR) (1994 – 1998)

Current Organizations •Advisor, Cofactor Genomics

Previous Organizations •Advisor, Convergent Genomics •Advisor, Guardant Health

Education •B.S., Bob Jones University

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Peter K. Maag, Ph.D. Director Age: 56 Director since 2012 Committees: •Science & Technology Committee
Professional Experience
•CEO, Kyverna Therapeutics (2022 – Present)
•Executive Chairman, CareDx (Nasdaq: CDNA) (2020 – 2021)
•CEO & President, CareDx (Nasdaq: CDNA) (2012 – 2021)
•Division President, Novartis Diagnostics AG (NYSE: NVS) (2009 – 2012)
•CEO & Country President, Novartis AG, Germany (NYSE: NVS) (2006 – 2008)
•CEO & Country President, Novartis AG, Korea (2003 – 2005)
•Head of Division (Franchise Infectious Diseases), Novartis AG (2002 – 2003)
•Head of Strategy (Pharma Division), Novartis AG (2001 – 2002)
•Associate Principal, McKinsey & Company (1994 – 2001)

Key Skills & Qualifications
•Business and Operations Leadership Experience: Dr. Maag’s 20+ years of executive management experience in the pharmaceutical and diagnostic industry including as former CEO of CareDx and as President of Diagnostics qualify him to advise the Board on matters specific to CareDx’s business and strategy.
•Risk Management: Dr. Maag has deep expertise in risk management as he has served as a director of multiple healthcare companies, including Novartis, MiroMatrix Medical, and as the former Chairman and CEO of CareDx.
•M&A or Corporate Development Experience: Dr. Maag served in positions at Novartis Pharma and Novartis Diagnostics including as Head of Strategy where he was instrumental in the global growth of the organization. During his tenure at CareDx, he has led multiple acquisitions and financial transactions.

Other Boards
•Director, Kyverna Therapeutics (2022 – Present)
•Director, MiroMatrix Medical (Nasdaq: MIRO) (2021 – Present)
•Director, Phoenix Pharmahandel (2012 – Present)
•Director, MolecularMD (2012 – 2020)
•Director, Chiron France (2009 – 2012)
•Director, Novartis AG, Germany (2006 – 2008)
•Director, Zuellig Pharma (2003 – 2005)
•Director, Novartis, Korea (2003 – 2005)

Current Organizations •Director, Personalized Medicine Coalition •Director, BluLake Ventures LLC

Education •Ph.D., University of Berlin •MSc, University of Heidelberg, University of London

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Hannah A. Valantine, M.D. Independent Director Age: 71 Independent Director since 2021 Committees: •Governance & Nominating •Science & Technology
Professional Experience
•Chief Officer (Scientific Workforce Diversity), National Institutes of Health (2014 – 2020)
•Professor of Medicine, Stanford School of Medicine (2000 – Present)
•Senior Associate Dean for Diversity and Leadership, Stanford School of Medicine (2005 – 2014)
•Assistant Professor of Medicine, Stanford School of Medicine (1987 – 2000)
•Registrar, Hammersmith Hospitals NHS Trust

Key Skills & Qualifications
•Relevant Industry Knowledge: Dr. Valantine has more than thirty-five years of expertise in transplant medicine. She is an international leader in the development and application of genomic-based diagnostics for acute rejection, having led the first ever randomized controlled trial of gene-expression profiling published in the New England Journal of Medicine, setting the stage for FDA approval. She further advanced the field by publishing the first application of donor-derived cell-free DNA as a sensitive and specific biomarker for heart transplant rejection, an approach that has become widely adopted across all other solid organ transplants. Her pioneering work across several platforms has enabled the advancement of a multi-modality approach to molecular diagnostics services.
•ESG: Dr. Valantine’s experience in ESG matters spans more than two decades. She is nationally recognized for her transformative approaches to enhancing both gender and racial diversity among faculty. As the inaugural Senior Associate Dean for Diversity and Leadership at Stanford University School of Medicine, and then as the inaugural NIH Chief Officer for scientific workforce diversity, she has built and disseminated successful national programs to ensure both workforce diversity and health equity across the NIH research ecosystem.

Other Boards •Director, BridgeBio Pharma (Nasdaq: BBIO) (2021 – Present) •Director, Pacific Biosciences (Nasdaq: PACB) (2021 – Present)

Current Organizations •Founder & Principal, HAV •Member, National Academy of Medicine •Member, Stanford Cardiovascular Institute

Previous Organizations •President (Western State Affiliation), American Heart Association

Education •M.D., London University •Fellowship, Stanford University •M.B.B.S., London University

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Considerations in Evaluating Director Nominees
Our Governance and Nominating Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Governance and Nominating Committee will consider the composition of our Board of Directors, including, without limitation, issues of character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business and other commitments. Members of our Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings. Our Governance and Nominating Committee requires the following minimum qualifications to be satisfied by any nominee for a position on our Board of Directors: (i) the highest personal and professional ethics and integrity, (ii) proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, (iii) skills that are complementary to those of the existing Board of Directors, (iv) the ability to assist and support management and make significant contributions to our success, and (v) an understanding of the fiduciary responsibilities that are required of a member of our Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Governance and Nominating Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that our Board of Directors should be a diverse body, and our Governance and Nominating Committee considers a broad range of backgrounds and experiences. In determining nominations of directors, our Governance and Nominating Committee may take into account the benefits of diverse viewpoints. Our Governance and Nominating Committee also considers these and other factors as it oversees the annual Board of Directors and committee evaluations. After completing its review and evaluation of director candidates, our Governance and Nominating Committee recommends to our full Board of Directors the director nominees for selection.
Director Independence
Our common stock is listed on the Nasdaq Global Market. Under the rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”), independent directors must comprise a majority of a listed company’s Board of Directors. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s Board of Directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit and Finance Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and the Nasdaq Rules. In addition, Compensation and Human Capital Committee members must satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act and the Nasdaq Rules.
Our Board of Directors has undertaken a review of the independence of each director and considered whether such director has a material relationship with us that could compromise the director’s ability to exercise independent judgment in carrying out the director’s responsibilities. As a result of this review, our Board of Directors has determined that Mr. Goldberg, Mr. Bickerstaff, Dr. Cohen, Dr. Colón, Ms. Cournoyer, Mr. Hagstrom, Senator Torres and Dr. Valantine are “independent directors” as defined under the applicable rules and regulations of the SEC and the Nasdaq Rules. Accordingly, all of the members, including the chair, of each of the Audit and Finance Committee, the Compensation and Human Capital Committee and the Governance and Nominating Committee are independent directors.
Board Leadership Structure
Our Board of Directors has an independent Chair, Mr. Goldberg, and we believe that having independent leadership is an important component of our governance structure. Our independent Chair has authority, among other things, to preside over Board of Directors meetings, including meetings of the independent directors, and to call special

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meetings of our Board of Directors. Accordingly, the independent Chair has substantial ability to shape the work of our Board of Directors. We currently believe that having an independent Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board of Directors to monitor whether management’s actions are in the best interests of our company and our stockholders.
In addition, we believe that separation of the roles of Chair and Chief Executive Officer enhances the accountability of our Chief Executive Officer to our Board of Directors and encourages balanced decision making. While our Chief Executive Officer is responsible for our day-to-day leadership and operations, our independent Chair provides guidance to our Board of Directors and set the agenda for the meetings of the Board of Directors.
However, no single leadership model is right for all companies and at all times. Our Board of Directors recognizes that, depending on the circumstances, other leadership models, such as combining the role of Chair with the role of Chief Executive Officer, might be appropriate. Accordingly, our Board of Directors periodically reviews its leadership structure and will continue to evaluate and implement the leadership structure that it concludes most effectively supports our Board of Directors in fulfilling its responsibilities.
Board Diversity of Skills and Expertise
The following is an overview of the collective experiences, qualifications and attributes of our Board of Directors. Please see the sections titled “Directors with Terms Expiring at the Annual Meeting-Nominees for Director” and “Continuing Directors” for individual details regarding the experience and expertise of each of our directors.

Director Skills Matrix

Board Skills Matrix
Director Skills / Qualifications	Goldberg	Bickerstaff	Cohen	Colón	Cournoyer	Hagstrom	Maag	Seeto	Torres	Valantine	Board Composition

Relevant Industry Knowledge	•	•	•	•	•	•	•	•	•	•	10 of 10

Business and Operations Leadership Experience	•	•	•	•	•	•	•	•			8 of 10

Investment, Finance or Accounting Experience	•	•	•	•	•	•	•	•			8 of 10

Public Company Board or Governance Experience	•	•	•		•	•	•		•		7 of 10

Risk Management	•	•	•	•	•	•	•				7 of 10

M&A or Corporate Development Experience	•	•	•	•	•	•	•	•			8 of 10

Regulatory and Legal Experience	•	•	•	•	•	•	•		•		8 of 10

ESG	•	•		•	•		•		•	•	7 of 10
Board Diversity & Independence Matrix

Female				•	•					•	3 of 10

Race / Ethnicity				•				•	•	•	4 of 10

LGBTQ+									•		1 of 10

Independent	•	•	•	•	•	•			•	•	8 of 10

The lack of a • does mean the lack of a skill / experience – the • indicates a particularly prominent expertise that the Director brings to the Board

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Legal Proceedings with Directors
There are no legal proceedings related to any of the directors or director nominees that require disclosure pursuant to Items 103 or 401(f) of Regulation S-K.
Agreements with Directors
None of the directors or nominees for director was selected pursuant to any arrangement or understanding, other than compensation arrangements in the ordinary course of business.
Board and Committee Meetings
During fiscal year 2022, our Board of Directors held five meetings (including regularly scheduled and special meetings), and took action by written consent five times. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she served as a director, and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served.
It is the policy of our Board of Directors to regularly have separate meeting times for independent directors without management.
Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Dr. Seeto, and Mr. Goldberg attended our 2022 annual meeting of stockholders.
Our Board of Directors has four standing committees: the Audit and Finance Committee, the Compensation and Human Capital Committee, the Governance and Nominating Committee and the Science and Technology Committee. The composition and responsibilities of each of the committees and the subcommittee of our Board of Directors as of April 28, 2023 are described below. Members will serve on these committees (or the subcommittee) until their resignation or until otherwise determined by our Board of Directors.

	Audit and Finance Committee	Governance and Nominating Committee	Compensation and Human Capital Committee	Science and Technology Committee
George W. Bickerstaff, III	X*	X
Fred E. Cohen, M.D., D. Phil			X	X
Grace E. Colón, Ph.D.			X	X*
Christine M. Cournoyer	X		X*	X
Michael D. Goldberg	X	X	X
William A. Hagstrom	X		X
Peter Maag, Ph.D.				X
Arthur A. Torres		X*
Hannah A. Valantine, M.D.		X		X
X:Committee Member
*:Committee Chair

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Audit and Finance Committee
We have a separately-designated standing audit and finance committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit and Finance Committee is currently comprised of George W. Bickerstaff, III, Christine M. Cournoyer, Michael D. Goldberg and William A. Hagstrom, each of whom is a non-employee member of our Board of Directors. Mr. Bickerstaff serves as the current chair of our Audit and Finance Committee. Our Board of Directors has determined that each of the members of our Audit and Finance Committee satisfies the requirements for independence and financial literacy under the rules and regulations of the SEC, including Rule 10A-3 under the Exchange Act and the Nasdaq Rules. Our Board of Directors has determined that each of Messrs. Bickerstaff, Goldberg and Hagstrom and Ms. Cournoyer qualifies as an “audit committee financial expert” as defined by the applicable SEC rules and satisfies the financial sophistication requirements of the Nasdaq Rules. This designation does not impose on Messrs. Bickerstaff, Goldberg or Hagstrom or Ms. Cournoyer any duties, obligations or liabilities that are greater than those generally imposed on members of our Audit and Finance Committee and our Board of Directors. Our Audit and Finance Committee is responsible for, among other things:
•appointing, compensating and overseeing the work of our independent registered public accounting firm;
•reviewing the qualifications, performance and independence of our independent registered public accounting firm;
•pre-approving any audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•overseeing our internal accounting and financial controls, including procedures for the treatment of complaints on accounting controls, internal accounting controls or auditing matters and procedures for the submission of confidential, anonymous employee comments about questionable accounting or auditing matters;
•providing to our Board of Directors such information and materials as it may deem necessary to make our Board of Directors aware of significant financial matters that require the attention of our Board of Directors;
•overseeing our financial and treasury policies and strategies, including our cash position, capital structure and strategies, and insurance coverage;
•reviewing the terms and conditions of material financing plans and making recommendations to our Board of Directors on such plans;
•reviewing our Board of Directors’ delegated authority to our officers and related spending and transaction authority guidelines, matrices or policies;
•reviewing with our management and independent registered public accounting firm the organization and performance of our internal audit function;
•reviewing and discussing with our management and the independent registered public accounting firm the results of our annual audit, our quarterly financial statements and financial statements included in our publicly filed reports;
•reviewing and approving related party transactions;
•preparing and providing the Audit Committee report that the SEC requires in our annual proxy statements;

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•reviewing our guidelines and policies with respect to risk assessment and risk management, including risks relating to our accounting matters, financial reporting, legal and regulatory compliance and general business risks and the steps taken by management to monitor and control these exposures;
•assisting with the resolution of any actual or potential conflicts of interest with respect to members of our Board of Directors; and
•reviewing and evaluating, at least annually, the performance of the Audit and Finance Committee and its members.
Our Audit and Finance Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq Rules. A copy of the charter of our Audit and Finance Committee is available on our website at www.caredx.com in the Corporate Governance section of our Investors webpage. During fiscal year 2022, our Audit and Finance Committee held four meetings and did not take any action by written consent.
Compensation and Human Capital Committee
Our Compensation and Human Capital Committee is comprised of Christine M. Cournoyer, Fred E. Cohen, M.D., D. Phil, Grace E. Colón, Ph.D., Michael D. Goldberg and William A. Hagstrom, each of whom is a non-employee member of our Board of Directors. Effective October 12, 2022, Ms. Cournoyer was appointed the chair of our Compensation and Human Capital Committee. Prior to that, Dr. Cohen served as the chair of our Compensation and Human Capital Committee. Our Board of Directors has determined that each member of our Compensation and Human Capital Committee meets the requirements for independence under the rules and regulations of the SEC, including Rule 10C-1 under the Exchange Act, and the Nasdaq Rules and is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. Our Compensation and Human Capital Committee is responsible for, among other things:
•reviewing and approving all salaries, incentive awards and bonuses, equity awards, severance arrangements, change in control agreements and any other compensation and benefit plans for our Chief Executive Officer and all other executive officers;
•administering our equity compensation plans and the issuance of stock options and other stock-related awards not granted pursuant to a plan;
•reviewing, at least annually, our stock plans, performance goals, incentive awards and the overall composition and coverage of its compensation plans;
•preparing and providing the annual report on executive compensation that the SEC requires in our annual proxy statements;
•reviewing the results of any stockholder advisory vote on executive compensation and considering whether to recommend adjustments to the our executive compensation policies and practices as a result of such vote;
•reviewing and recommending to our Board of Directors for approval the frequency with which we will conduct the stockholder advisory vote on named executive officer compensation, taking into account the results of the most recent stockholder advisory vote;
•evaluating risks arising from our compensation plans, policies and programs for our employees;
•developing and implementing policies with respect to the recovery of any excess compensation paid to our executive officers based on erroneous data;
•evaluating and making recommendations to our Board of Directors about director compensation;

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•overseeing our overall compensation philosophy, compensation plans and benefits programs;
•overseeing and reviewing our human capital management practices, including talent management and diversity, equity and inclusion considerations in the context of our compensation plans, programs and pay equity practices; and
•reviewing and evaluating, at least annually, the performance of the Compensation and Human Capital Committee and its members.
Our Compensation and Human Capital Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq Rules. A copy of the charter of our Compensation and Human Capital Committee is available on our website at www.caredx.com in the Corporate Governance section of our Investors webpage. During fiscal year 2022, our Compensation and Human Capital Committee held three meetings and took action by written consent twice.
Our Compensation and Human Capital Committee adopted an Equity Award Grant Policy, which was most recently amended and restated on September 9, 2021, pursuant to which our Compensation and Human Capital Committee delegated our Chief Executive Officer the power and authority, separately but concurrently with the power and authority of our Compensation and Human Capital Committee, to grant stock options, restricted stock awards and stock-settled stock appreciation rights under our 2014 Equity Incentive Plan (as amended, the “2014 Plan”) to our employees (other than executives and directors), consultants or advisors of our company that are natural persons. During fiscal year 2022, Dr. Seeto exercised his authority by written consent pursuant to this policy on an approximately monthly basis.
Compensation Committee Interlocks and Insider Participation
No member of our Compensation and Human Capital Committee in 2022 was at any time during 2022 or at any other time an officer or employee of ours, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation and Human Capital Committee during 2022.
Governance and Nominating Committee
Our Governance and Nominating Committee is comprised of Michael D. Goldberg, Arthur A. Torres, George W. Bickerstaff, III and Hannah A. Valantine, M.D., each of whom is a non-employee member of our Board of Directors. Effective October 12, 2022, Senator Torres was appointed the chair of our Governance and Nominating Committee. Prior to that, Ralph Snyderman, M.D. served as the chair of our Governance and Nominating Committee. Mr. Bickerstaff and Dr. Valantine were each appointed to our Governance and Nominating Committee effective October 12, 2022. Our Board of Directors has determined that each member of our Governance and Nominating Committee meets the requirements for independence under the Nasdaq Rules. Our Governance and Nominating Committee is responsible for, among other things:
•reviewing and making recommendations regarding the composition and size of our Board of Directors and determine the relevant criteria (including any minimum qualifications) for membership on our Board of Directors;
•overseeing our Board of Directors’ evaluation process, including conducting periodic evaluations of the performance of our Board of Directors as a whole and each committee of our Board of Directors, and evaluating the performance of members of our Board of Directors eligible for re-election;
•reviewing and recommending candidates for election to our Board of Directors (including candidates proposed by our stockholders) at the annual meeting of stockholders in compliance with our policies and procedures for consideration of Board of Directors candidates;

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•reviewing disclosures about our nomination process in our annual proxy statement;
•reviewing and making recommendations about our corporate governance guidelines and overseeing compliance with laws and regulations by our Board of Directors and its committees;
•overseeing and providing input to management on our risks, policies, strategies and programs related to matters of sustainability, corporate social responsibility, corporate culture, corporate governance, Environmental, Social and Governance (“ESG”) matters, as well as diversity, equity and inclusion (“DEI”) matters;
•overseeing our compliance program, including policies and practices designed to ensure our compliance with applicable legal, regulatory and ethical requirements, except with respect to matters of financial compliance, which are the responsibility of the Audit and Finance Committee;
•overseeing our response to regulatory actions and investigations (except for financial, accounting and internal control matters, which are responsibilities of the Audit and Finance Committee) and investigating any matter within the scope of its responsibilities that it determines appropriate;
•determining the manner in which stockholders may send communications to our Board of Directors, as well as the process by which stockholder communications will be relayed to our Board of Directors and what our Board of Directors’ response, if any, should be;
•reviewing governance-related stockholder proposals and recommending our Board of Directors’ responses;
•reviewing and approving conflicts of interest of our directors and corporate officers, other than related party transactions reviewed by the Audit and Finance Committee; and
•reviewing and evaluating, at least annually, the performance of the Governance and Nominating Committee and its members.
Our Governance and Nominating Committee operates under a written charter that satisfies the Nasdaq Rules. A copy of the charter of our Governance and Nominating Committee is available on our website at www.caredx.com in the Corporate Governance section of our Investors webpage. During fiscal year 2022, our Governance and Nominating Committee held four meetings and did not take any action by written consent.
Science and Technology Committee
Our Science and Technology Committee is comprised of Fred E. Cohen, M.D., D. Phil, Grace E. Colón, Ph.D., Christine M. Cournoyer, Peter Maag, Ph.D. and Hannah A. Valantine, M.D., each of whom is a non-employee member of our Board of Directors. Dr. Colón is the chair of our Science and Technology Committee. Our Science and Technology Committee is responsible for, among other things:
•meeting with our science and technology leaders to review our internal research and technology development activities and providing input as it deems appropriate;
•reviewing technologies that we consider for licensing or acquisition and providing input as it deems appropriate;
•reviewing our development of our technical goals and research and development strategies and providing input as it deems appropriate;
•periodically reporting to our Board of Directors regarding the Science and Technology Committee’s review and assessment of our internal technology development, technology assessment, technology

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review and technical goals and research and development strategies and any other matters as it deems appropriate; and
•reviewing and evaluating, at least annually, the performance of the Science and Technology Committee and its members.
Our Science and Technology Committee operates under a written charter. During fiscal year 2022, our Science and Technology Committee held two meetings and did not take any actions by written consent.
Stockholder Feedback and Engagement
We believe that engaging with our stockholders is fundamental to our commitment to good governance and is essential in aligning our corporate governance practices with evolving best practices. Throughout 2022, we connected with our institutional and individual investors and other stakeholders to share and receive feedback on updates to our corporate governance practices and gain valuable insights into current and emerging global governance trends.
Over the past 12 months, we engaged with over 34 institutional investors, representing the holders of over 50% of our outstanding shares of common stock. The key issues we discussed with our investors included ESG topics, board composition and classification, sustainability reporting and disclosures, our long-term business strategy and other related matters. We conducted these meetings throughout the year and organized a systematic outreach campaign to engage with our stockholders and receive feedback prior to preparing our proxy materials for the Annual Meeting. Although stockholder engagement is primarily undertaken by our management, members of our Board of Directors also participate when appropriate. We utilize the insights gained from these stockholder meetings as key inputs in improving and evolving our long-term corporate governance and sustainability practices.
We strive to adopt a collaborative approach in these stockholder meetings, which contributed to our improved understanding of the variety of perspectives and motivations of our investors. While not exhaustive, some examples of key feedback from our stockholders in the past 12 months included (i) suggestions for improved disclosure regarding the mix of skills of our Board of Directors; (ii) suggestions for improved board diversity disclosure; (iii) appreciation for our improved stockholder engagement efforts; and (iv) dialogue regarding the continued evaluation of our corporate governance practices. In response to our dialogue with our stockholders on corporate governance matters and in line with our commitment to good governance, we have enhanced the Board of Directors’ oversight of financial and treasury policies and strategies by amending our Audit and Finance Committee charter to explicitly state that the Audit and Finance Committee has oversight over such matters. In addition, in response to our stockholders’ continued interests in ESG and DEI matters, we have strengthened the Board of Directors’ oversight of our ESG and DEI program by amending our Governance and Nominating Committee charter to explicitly include responsibilities for oversight of ESG and DEI related matters. We have also amended our Compensation and Human Capital Committee charter to expand oversight of critical human capital matters.
We also recognize that many investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and hold management accountable for implementing those policies. Currently, our Certificate of Incorporation provides that directors are divided into three classes, with the directors in each class serving three-year terms and the term of one class expiring at each annual meeting. As part of our regular review and consideration of our corporate governance practices, and taking into account conversations with our stockholders, our Board of Directors has determined that it is in the best interests of the Company and our stockholders to present a proposal to our stockholders to gradually declassify the Board of Directors. Please see Proposal No. 4 (approval of the amendment to the Certificate of Incorporation to provide for the gradual declassification of our Board of Directors) for additional information. In addition, in response to the feedback we received from our stockholders, we shared the feedback with our Board of Directors and enhanced the relevant disclosures in our proxy materials. Please see the sections titled “Board Diversity of Skills and Expertise,” “Board Diversity Matrix” and “Board and Committee Meetings” for additional information.

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Board Diversity Matrix
The table below provides an enhanced disclosure regarding the diversity of the members and nominees of our Board of Directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of April 28, 2023)
Board Size:
Total Number of Directors	10
	Male	Female	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Number of directors based on gender identity	7	3	-	-
Part II: Demographic Background
African American or Black	-	1	-	-
Alaskan Native or Native American	-	-	-	-
Asian	1	-	-	-
Hispanic or Latinx	1	1	-	-
Native Hawaiian or Pacific Islander	1	-	-	-
White	6	2	-	-
Two or More Races or Ethnicities	2	1	-	-
LGBTQ+	1
Did not Disclose Demographic Background	-

Board Diversity Matrix (As of May 2, 2022)
Board Size:
Total Number of Directors	11
	Male	Female	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Number of directors based on gender identity	8	3	-	-
Part II: Demographic Background
African American or Black	-	1	-	-
Alaskan Native or Native American	-	-	-	-
Asian	1	-	-	-
Hispanic or Latinx	1	1	-	-
Native Hawaiian or Pacific Islander	1	-	-	-
White	7	2	-	-
Two or More Races or Ethnicities	2	1	-	-
LGBTQ+	1
Did not Disclose Demographic Background	-

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Stockholder Recommendations for Nominations to the Board of Directors
Our Governance and Nominating Committee will consider candidates for director recommended by stockholders holding at least one percent of our fully diluted capitalization continuously for at least 12 months prior to the date of the submission of the recommendation. Our Governance and Nominating Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board of Directors includes members with diversity of experience, skills and experience, including appropriate financial and other expertise relevant to our business. Stockholders wishing to recommend a candidate for nomination should contact our Corporate Secretary in writing. Such recommendations must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve on our Board of Directors, information regarding any relationships between the candidate and CareDx and evidence of the recommending stockholder’s ownership of our common stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board of Directors’ membership. Our Governance and Nominating Committee has discretion to decide which individuals to recommend for nomination as directors.
A stockholder can nominate a candidate directly for election to our Board of Directors by complying with the procedures in Section 2.4(ii) of our Bylaws and the rules and regulations of the SEC. Any eligible stockholder who wishes to submit a nomination should review the requirements in our Bylaws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary at CareDx, Inc., 8000 Marina Boulevard, 4th Floor, Brisbane, California 94005. To be timely for our 2024 annual meeting of stockholders, our Corporate Secretary must receive the nomination no earlier than February 20, 2024 and no later than March 21, 2024. The notice must state the information required by Section 2.4(ii) of our Bylaws and otherwise must comply with applicable federal and state law.
In addition, pursuant to Rule 14a-19, the SEC’s universal proxy rule, notices of a solicitation of proxies in support of director nominees other than our own nominees must be postmarked or electronically submitted no later than April 16, 2024, and each nomination must comply with the SEC regulations under Rule 14a-19, which requires, among other things, that such notice include a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If, however, the date of the 2024 annual meeting of stockholders is more than 30 days before or after June 15, 2024, then the Rule 14a-19 deadline shall be the later of 60 calendar days prior to the date of the 2024 annual meeting of stockholders or the 10th calendar day following the day on which we first make a public announcement of the date of our 2024 annual meeting of stockholders. A nomination that does not comply with the requirements set forth in the Certificate of Incorporation and Bylaws will not be considered for presentation at the annual meeting. We intend to file a proxy statement and white proxy card with the SEC in connection with our solicitation of proxies for our 2024 annual meeting of stockholders.
Communications with the Board of Directors
Stockholders wishing to communicate with our Board of Directors or with an individual member of our Board of Directors may do so by writing to our Board of Directors or to the particular member of our Board of Directors, and mailing the correspondence to our Chief Financial Officer at CareDx, Inc., 8000 Marina Boulevard, 4th Floor, Brisbane, California 94005. Our Chief Financial Officer will review all incoming stockholder communications (excluding mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material), and if deemed appropriate, the stockholder communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to the Chair of the Board of Directors. This procedure does not apply to stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

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Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our Board of Directors has adopted Corporate Governance Guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our website at www.caredx.com in the Corporate Governance section of our Investors webpage. We intend to post any amendments to our Code of Business Conduct and Ethics, and any waivers of our Code of Business Conduct and Ethics for directors and executive officers, on the same website.
Clawback Policy
In April 2021, our Board of Directors adopted a compensation recovery (“clawback”) policy that provides that in the event we are required to restate our financial statements as a result of “material noncompliance” with the financial reporting requirements under the securities laws, or we determine that compensation paid to our current or former executive officers was awarded, paid or vested based on inaccurate financial statements or performance measurements, we can recover from our current and former executive officers any incentive-based compensation (including stock options) that is based on such material noncompliance or inaccurate financial information or performance measurements and received during the three-year period preceding the date on which we become required to prepare an accounting restatement or the three-year period preceding the date on which we determine that compensation paid to our current or former executive officers was awarded, paid or vested based on inaccurate financial statements or performance measurements, as applicable, subject to additional considerations that may be made by our Compensation and Human Capital Committee pursuant to the policy.
We intend to review the terms of our policy once the SEC approves final listing standards proposed by The Nasdaq Stock Market LLC implementing Rule 10D-1 under the Exchange Act and, if necessary, will revise our policy to conform to such standards.
Non-Employee Director Stock Ownership Policy
In April 2021, our Compensation and Human Capital Committee adopted a stock ownership policy that is applicable to each of our non-employee directors. Our Compensation and Human Capital Committee believes this policy is an important tool in aligning the interests of our non-employee directors with the long-term interests of our stockholders.
This policy requires that our non-employee directors hold shares of our common stock with a value equal to at least 300% of such director’s annual cash retainer for service on our Board of Directors (excluding service on any committee of our Board of Directors). For purposes of calculating ownership under this policy, the following sources are included: shares held in the director’s name; shares held in trust for the benefit of the director or his or her family; shares held by the director jointly with, or separately by, certain family members of the director; shares held by the director through a profit sharing or savings plan; the “in the money” portion of vested, but unexercised, stock options or stock-settled stock appreciation rights; shares issued or vested pursuant to the achievement of the performance conditions of a performance-based equity award even if such shares are subject to additional time-based vesting requirements (the “Vested Performance Awards”); vested restricted stock unit awards; deferred share units; shares held by the director under any deferral plan; and restricted stock or phantom stock held by the director.
The following shares do not count towards the requirements: (i) shares that directors have the right to acquire through the exercise of stock options or stock appreciation rights that are not “in the money”, (ii) shares underlying stock options or stock appreciation rights that have not yet vested or (iii) shares that may be issued pursuant to unvested performance-based restricted stock units or other performance-based equity awards (other than Vested Performance Awards).

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For purposes of these requirements, a director’s annual cash retainer shall be deemed to be the director’s annual cash retainer earned by such director for the calendar year immediately preceding the applicable date of calculation. To give our non-employee directors time to comply with our stock ownership policy, the policy provides that our non-employee directors have until the later of our 2024 annual meeting of stockholders or the first annual meeting of stockholders held after the date that is six years following their appointment as a director to comply with the stock ownership provisions in the policy.
Executive Officer Stock Ownership Policy
In April 2021, our Compensation and Human Capital Committee adopted a stock ownership policy that is applicable to each of our executive officers. Our Compensation and Human Capital Committee believes this policy is an important tool in aligning the interests of our executive officers with the long-term interests of our stockholders.
This policy requires that our executive officers hold shares of our common stock with a value equal to a multiple of his or her base salary, as follows: 3X in the case of our Chief Executive Officer and 1X in the case of each of our other executive officers. For purposes of calculating ownership under this policy, the following sources are included: shares held in the executive officer’s name; shares held in trust for the benefit of the executive officer or his or her family; shares held by the executive officer jointly with, or separately by, certain family members of the executive officer; shares held by the executive officer through a profit sharing or savings plan; the “in the money” portion of vested, but unexercised, stock options or stock-settled stock appreciation rights; Vested Performance Awards; vested restricted stock unit awards; deferred share units; shares held by the executive officer under any deferral plan; and restricted stock or phantom stock held by the executive officer.
The following shares do not count towards the requirements: (i) shares that the executive officers have the right to acquire through the exercise of stock options or stock appreciation rights that are not “in the money”, (ii) shares underlying stock options or stock appreciation rights that have not yet vested or (iii) shares that may be issued pursuant to unvested performance-based restricted stock units or other performance-based equity awards (other than Vested Performance Awards).
For purposes of these requirements, an executive officer’s base salary during any calendar year is deemed to be his or her base salary as of the close of business on December 31st of the immediately preceding year. To give our executive officers time to comply with our stock ownership policy, the policy provides that our executive officers have until the later of our 2024 annual meeting of stockholders or the first annual meeting of stockholders held after the date that is six years following the date such individual first becomes an executive officer to comply with the stock ownership provisions in the policy.
2021 Amendments to Equity Incentive Plans
As previously disclosed, in April 2021, our Compensation and Human Capital Committee adopted amendments (the “Equity Plan Amendments”) to the 2014 Plan, the CareDx, Inc. 2016 Inducement Equity Incentive Plan (the “2016 Inducement Plan”) and the CareDx, Inc. 2019 Inducement Equity Incentive Plan (the “2019 Inducement Plan” and, together the 2014 Plan and the 2016 Inducement Plan, the “Equity Plans”) to provide, among other things, that we may not implement any “Exchange Program” under any of the Equity Plans without the approval of our stockholders, which includes option repricings and any exchange of awards granted under the Equity Plans for awards of a different type or for cash. The Equity Plan Amendments also provide that all awards granted under each of the Equity Plans shall be subject to a minimum vesting schedule of at least one year following the date of grant of the award (or the date of commencement of employment or service, in the case of a grant made in connection with an award holder’s commencement of employment or service); however, up to 5% of the shares of common stock authorized for issuance under the respective Equity Plan (other than any shares subject to awards issued to our executive officers) can be excluded from the minimum vesting period requirements.

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Board of Directors’ Role in Risk Oversight
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational risks. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.
Our Board of Directors believes that open communication between management and our Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at quarterly meetings of our Board of Directors, where, among other topics, they discuss strategy and risks facing us, as well as at such other times as they deem appropriate. Moreover, our management regularly briefs our Board of Directors with respect to environmental and social risk, information security risk, enterprise risk and other governance matters.
While our Board of Directors is ultimately responsible for risk oversight, our board committees assist our Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. Our Audit and Finance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our Audit and Finance Committee also reviews our major financial risk exposures, including liquidity risks, and the steps management has taken to monitor and control these exposures. In addition, our Audit and Finance Committee monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our Governance and Nominating Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure and corporate governance. Our Compensation and Human Capital Committee assesses risks created by the incentives inherent in our compensation and human capital policies. Finally, our full Board of Directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.
Workforce Diversity
We have zero-tolerance policy for discrimination. In 2021, we established a Diversity, Equity, and Inclusion committee to engage, retain and develop talent from diverse backgrounds by facilitating diversity, equity and inclusion advocacy through event sponsorship, learning and client engagement. We have increased the diversity of our Board of Directors and leadership teams and will continue to focus on maintaining a diverse organization. Our employees come from numerous countries and various backgrounds and we strive to provide a diverse and inclusive environment. Our senior leadership team includes leaders with diverse skills, experience, racial backgrounds and genders, and 50% of our current executive officers exhibit racial diversity based on EEO-1 criteria.
Director Compensation
Compensation Policy
Directors who are employees do not receive any additional compensation for their service on our Board of Directors. We reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at Board of Directors and committee meetings in accordance with our travel policy. In 2022, our non-employee directors received cash compensation, restricted stock unit awards and options to purchase shares of our common stock pursuant to our outside director compensation policy in effect during 2022 as set forth below. Pursuant to our outside director compensation policy, during fiscal 2022, our non-employee directors received an annual retainer of $40,000 for their service on our Board of Directors. During fiscal 2022, members of our Audit and Finance Committee, Compensation and Human Capital Committee, Governance and Nominating Committee

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and Science and Technology Committee, other than the chair of each such committee, received an additional annual retainer of $10,000, $6,000, $5,000 and $5,000, respectively. The chair of our Audit and Finance Committee, Compensation and Human Capital Committee, Governance and Nominating Committee and Science and Technology Committee each received during fiscal 2022 an additional annual retainer of $20,000, $12,000, $10,000 and $10,000, respectively. Additionally, the independent Chair of our Board of Directors during fiscal 2022 received an additional annual retainer of $80,000. All annual retainers were paid quarterly and pro-rated for partial service in any year. In addition, in consideration for members of our Board of Directors serving on our ad hoc Government and Regulatory Affairs Committee and serving on such committee through August 31, 2022, each member received a payment of $15,000, paid on a quarterly basis from September 1, 2021. Our non-employee directors are entitled to elect the ratio of shares of our common stock to cash issuable or payable to the non-employee director for the payment of the annual retainers. In addition, on the first business day after each annual meeting of our stockholders, each non-employee director who continues to serve on our Board of Directors is automatically granted, on a nondiscretionary basis, an option to purchase shares of our common stock having a grant date fair value of $100,000, rounded down to the nearest whole share, at an exercise price equal to the fair market value of our common stock on the grant date, and an award of restricted stock units (“RSUs”) having a grant date fair value of $100,000, rounded down to the nearest whole share. Each of these options vests and become exercisable in equal monthly installments beginning with the first monthly anniversary after the grant date over the following one year, and each of these RSUs vests in one installment on the one year anniversary of the grant date. The vesting of the options and the RSUs described above will accelerate in full upon a “change in control,” as defined in our 2014 Plan.
The following table sets forth the compensation accrued or paid by us to our non-employee directors during the year ended December 31, 2022 for service on our Board of Directors and its committees.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(2)	Option Awards ($)(3)(4)	Total ($)
Michael D. Goldberg	148,560	(5)	99,983	156,379	404,922
George W. Bickerstaff, III	75,009	(6)	99,983	156,379	331,371
Fred E. Cohen, M.D., D. Phil	55,252	(7)	99,983	156,379	311,614
Grace E. Colón, Ph.D.	69,500		99,983	156,379	325,862
Christine M. Cournoyer	60,150	(8)	99,983	156,379	316,512
William A. Hagstrom	56,000		99,983	156,379	312,362
Peter Maag, Ph.D.	43,235	(9)	99,983	156,379	299,597
Ralph Snyderman, M.D.(10)	61,182	(11)	99,983	156,379	317,544
Arthur A. Torres	60,469		99,983	156,379	316,831
Hannah A. Valantine, M.D.	48,062	(12)	99,983	156,379	304,424
(1)Amounts represent the aggregate fair value of the stock awards computed as of the grant date of each stock award in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 that was filed with the SEC on February 27, 2023.
(2)As of December 31, 2022, each of our then-current non-employee directors held the following number of RSUs: Mr. Goldberg: 4,683; Mr. Bickerstaff: 4,683; Dr. Cohen: 4,683; Dr. Colón: 4,683; Ms. Cournoyer: 4,683; Mr. Hagstrom: 4,683; Dr. Maag: 85,707; Dr. Snyderman: 4,863; Senator Torres: 6,366 and Dr. Valantine: 5,950.
(3)Amounts represent the aggregate fair value of the option awards computed as of the grant date of each option award in accordance with FASB ASC Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 that was filed with the SEC on February 27, 2023. There can be no assurance that option awards will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the fair value as computed in accordance with FASB ASC Topic 718.
(4)As of December 31, 2022, each of our then-current non-employee directors held options to purchase the following number of shares of common stock: Mr. Goldberg: 85,015; Mr. Bickerstaff: 65,736; Dr. Cohen: 18,547; Dr. Colón: 20,964; Ms. Cournoyer: 24,696; Mr. Hagstrom: 39,750; Dr. Maag: 208,556; Dr. Snyderman: 80,736; Senator Torres: 9,861 and Dr. Valantine: 9,236.
(5)Mr. Goldberg elected to receive part of his annual cash retainer fees in the form of unrestricted shares of our common stock pursuant to our outside director compensation policy. Mr. Goldberg was paid $25,592 in cash retainer fees and the remaining $122,968 of the reported amount represents the aggregate fair value of the stock awards granted to Mr. Goldberg in lieu of annual cash retainers computed as of the

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grant date of each stock award in accordance with FASB ASC Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 that was filed with the SEC on February 27, 2023.
(6)Mr. Bickerstaff elected to receive all of his annual cash retainer fees in the form of unrestricted shares of our common stock pursuant to our outside director compensation policy. The reported amount represents the aggregate fair value of the stock awards granted to Mr. Bickerstaff in lieu of annual cash retainers computed as of the grant date of each stock award in accordance with FASB ASC Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 that was filed with the SEC on February 27, 2023.
(7)Dr. Cohen elected to receive part of his annual cash retainer fees in the form of unrestricted shares of our common stock pursuant to our outside director compensation policy. Dr. Cohen was paid $28,500 in cash retainer fees and the remaining $26,752 of the reported amount represents the aggregate fair value of the stock awards granted to Dr. Cohen in lieu of annual cash retainers computed as of the grant date of each stock award in accordance with FASB ASC Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 that was filed with the SEC on February 27, 2023.
(8)Ms. Cournoyer elected to receive part of her annual cash retainer fees in the form of unrestricted shares of our common stock pursuant to our outside director compensation policy. Ms. Cournoyer was paid $20,984 in cash retainer fees and the remaining $39,166 of the reported amount represents the aggregate fair value of the stock awards granted to Ms. Cournoyer in lieu of annual cash retainers computed as of the grant date of each stock award in accordance with FASB ASC Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 that was filed with the SEC on February 27, 2023.
(9)Dr. Maag elected to receive part of his annual cash retainer fees in the form of unrestricted shares of our common stock pursuant to our outside director compensation policy. Dr. Maag was paid $11,250 in cash retainer fees and the remaining $31,985 of the reported amount represents the aggregate fair value of the stock awards granted to Dr. Maag in lieu of annual cash retainers computed as of the grant date of each stock award in accordance with FASB ASC Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 that was filed with the SEC on February 27, 2023.
(10)Dr. Snyderman resigned from our Board of Directors effective December 31, 2022.
(11)Dr. Snyderman elected to receive part of his annual cash retainer fees in the form of unrestricted shares of our common stock pursuant to our outside director compensation policy. Dr. Snyderman was paid $28,343 in cash retainer fees and the remaining $32,839 of the reported amount represents the aggregate fair value of the stock awards granted to Dr. Snyderman in lieu of annual cash retainers computed as of the grant date of each stock award in accordance with FASB ASC Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 that was filed with the SEC on February 27, 2023.
(12)Dr. Valantine elected to receive part of her annual cash retainer fees in the form of unrestricted shares of our common stock pursuant to our outside director compensation policy. Dr. Valantine was paid $25,395 in cash retainer fees and the remaining $22,667 of the reported amount represents the aggregate fair value of the stock awards granted to Dr. Valantine in lieu of annual cash retainers computed as of the grant date of each stock award in accordance with FASB ASC Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 that was filed with the SEC on February 27, 2023.
Effective April 1, 2023, our Compensation and Human Capital Committee approved an amendment and restatement of our outside director compensation policy, pursuant to which the annual cash retainer for the outside directors was increased to $45,000, the annual cash retainer for the chair of the Compensation and Human Capital Committee was increased to $15,000 and the annual cash retainer for the other members of the Compensation and Human Capital Committee was increased to $7,500. No other changes to the outside director compensation policy were adopted effective April 1, 2023.
Deferral Election Program
In December 2018, our Compensation and Human Capital Committee approved an RSU and performance unit deferral election program, which is still in effect, pursuant to which our non-employee directors, executive officers and certain other employees may elect, on an annual basis, to defer the settlement of all RSU and performance unit awards granted to such individuals until the first to occur of (i) a “change in control,” as defined in our 2014 Plan, (ii) the individual’s death, or (iii) a specified number of years following the individual’s separation of service with us, in which case the shares will settle in a number of substantially equal annual installments selected by the individual, on every June 30 starting in the calendar year immediately following the year in which the individual incurs a separation of service.
Non-employee directors who elect to defer the settlement of RSU and performance units must make these deferral elections by the end of the calendar year preceding the date of the grant of the stock award (or on such earlier date as specified by us). As of December 31, 2022, none of our non-employee directors held any deferred stock awards, except for Dr. Maag, who elected to defer the settlement of RSUs in an aggregate value of $785,355. See “-Non-

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Qualified Deferral Compensation Plan” for more information. Not only does the RSU and performance unit deferral election program allow our eligible participants to defer the federal income taxes otherwise payable upon the delivery of RSUs, but our Compensation and Human Capital Committee also believes that with respect to non-employee directors and executives who avail themselves of the deferral features, such person will necessarily hold our common stock for a longer period of time. Accordingly, any deferred RSUs will continue to align such portion of our non-employee directors’ and named executive officers’ compensation with the interests of our stockholders for a longer period of time than would be provided by typical vesting periods.

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PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit and Finance Committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2023. Deloitte also served as our independent registered public accounting firm for our fiscal year ended December 31, 2022. Deloitte was appointed as our independent registered public accounting firm on April 10, 2018.
At the Annual Meeting, stockholders are being asked to ratify the appointment of Deloitte as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Stockholder ratification of the appointment of Deloitte is not required by our Bylaws or other applicable legal requirements. However, our Board of Directors is submitting the appointment of Deloitte to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares present virtually or by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our Audit and Finance Committee. Even if the appointment is ratified, our Audit and Finance Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2023 if our Audit and Finance Committee believes that such a change would be in the best interests of CareDx and its stockholders. A representative of Deloitte is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she wishes to do so and is expected to be available to respond to appropriate questions from stockholders.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to us for our fiscal year ended December 31, 2022 and 2021 by Deloitte, our principal independent registered public accounting firm for such periods.

	2022	2021
Audit Fees(1)	$2,894,833	$2,233,062
Audit-Related Fees(2)	—	17,500
Tax Fees(3)	65,375	66,675
All Other Fees(4)	1,895	76,795
Total	$2,962,103	$2,394,032
(1)Audit Fees include fees and out-of-pocket expenses, whether or not yet invoiced, for professional services associated with the annual audit of our financial statements, the reviews of our interim financial statements, statutory audits and reviews of accounting for acquisitions in 2021.
(2)Audit-Related Fees consist of fees for other audit-related professional services. These fees included the issuance of consents and comfort letters in connection with public offerings and registration statement filings with the SEC, and reviews of SEC comment letters.
(3)Tax Fees include fees for corporate tax advisory.
(4)All Other Fees include any fees billed that are not audit, audit-related or tax fees. These fees were for litigation reviews and an online accounting literature database.
Auditor Independence
In 2022, there were no other professional services provided by Deloitte that would have required our Audit and Finance Committee to consider their compatibility with maintaining the independence of Deloitte.
Audit and Finance Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit and Finance Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit and Finance Committee is required to pre-approve all

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audit and permissible non-audit services performed by our independent registered public accounting firm to ensure that the provision of such services does not impair such accounting firm’s independence. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, tax services and other services up to specified amounts. The pre-approval of services may be delegated to one or more of the Audit and Finance Committee’s members, but the decision must be reported to the full Audit and Finance Committee at its next scheduled meeting. In the years ended December 31, 2022 and 2021, services and related fees identified above under the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” that were billed by Deloitte were approved by the Audit and Finance Committee in accordance with SEC requirements.
Vote Required; Board Recommendation
The ratification of the appointment of Deloitte requires the affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2023.

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AUDIT AND FINANCE COMMITTEE REPORT
The information contained in the following Audit and Finance Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that CareDx, Inc. (the “Company”) specifically incorporates it by reference in such filing.
The Audit and Finance Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm. The Audit and Finance Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission (the “SEC”).
The Audit and Finance Committee has received and reviewed the written disclosures and the letter from Deloitte required by the applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit and Finance Committee concerning independence, and has discussed with Deloitte its independence.
Based on the review and discussions referred to above, the Audit and Finance Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Respectfully submitted by the members of the Audit and Finance Committee of the Board of Directors:
George W. Bickerstaff, III (Chair)
Christine M. Cournoyer
Michael D. Goldberg
William A. Hagstrom

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PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to the proxy rules under the Exchange Act and as required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are presenting to our stockholders with a non-binding, advisory vote to approve the compensation of our named executive officers as described in this proxy statement. This proposal is commonly referred to as a “Say-on-Pay” proposal. In accordance with the results of the advisory vote held at our 2020 annual meeting of stockholders on the frequency of future say-on-pay votes, we are conducting say-on-pay votes every year. After the Annual Meeting, our next say-on-pay vote will be held at our 2024 annual meeting of stockholders.
The compensation of our named executive officers is designed to attract, motivate and retain talented and experienced executives, who are critical to our success. Our executive compensation contains elements of cash and equity-based compensation. Our Board of Directors and our Compensation and Human Capital Committee believe that our executive compensation directly and substantially link rewards to measurable corporate performance and are designed to align the interests of our named executive officers with those of our stockholders and to reward our named executive officers for the achievement of our near-term and longer-term financial and strategic goals. The process for determining compensation packages requires that our Board of Directors and our Compensation and Human Capital Committee use judgment and experience to determine the optimal components and amounts of compensation for each named executive officer.
The Say-on-Pay vote gives you as a stockholder the opportunity to express your views regarding the compensation of our named executive officers by voting to approve or not approve such compensation as described in this proxy statement. This vote is advisory and will not be binding upon our Board of Directors or our Compensation and Human Capital Committee. However, our Board of Directors and our Compensation and Human Capital Committee value the opinion of our stockholders and will take into account the outcome of the vote when considering future executive compensation arrangements. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.
We encourage our stockholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers in fiscal year 2022.
Vote Required; Board Recommendation
The advisory approval of this Proposal No. 3 requires the affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on this proposal. Although this vote is advisory in nature and does not impose any action on our Board of Directors or our Compensation and Human Capital Committee, we strongly encourage all stockholders to vote on this matter.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 4
APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE GRADUAL DECLASSIFICATION OF OUR BOARD OF DIRECTORS
Our Board of Directors has approved, declared advisable, and recommends that our stockholders adopt amendments to the Certificate of Incorporation that provide for the gradual declassification of our Board of Directors.
The proposed amendments to the Certificate of Incorporation gradually eliminate the classification of our Board of Directors over a three-year period starting in 2025, provide for the annual election of all directors beginning at our 2027 annual meeting of stockholders, and make certain conforming and technical changes to the Certificate of Incorporation. The declassification of our Board of Directors would be phased-in over a three-year period, beginning at our 2025 annual meeting of stockholders at and after which, directors would be elected to one-year terms, as the incumbents’ three-year terms expire. To avoid ambiguity, the amendment specifies that directors elected before 2025 (including those elected at the Annual Meeting) serve out their three-year terms. The description in this Proposal No. 4 of the proposed amendment to the Certificate of Incorporation is qualified in its entirety and should be read in conjunction with the actual text of the changes to the Certificate of Incorporation that would be implemented upon stockholder approval of this Proposal No. 4 that is marked in Article V of the Certificate of Incorporation attached as Appendix A.
Accordingly, the three-year term for the Class I directors elected at our 2021 annual meeting of stockholders would expire as originally scheduled at our 2024 annual meeting of stockholders, the three-year term for the Class II directors elected at our 2022 annual meeting of stockholders would expire as originally scheduled at our 2025 annual meeting of stockholders, the three-year term for the Class III directors elected at the Annual Meeting would expire at our 2026 annual meeting of stockholders and the three-year term for the Class I directors to be elected at our 2024 annual meeting of stockholders would expire at our 2027 annual meeting of stockholders.
The implementation of the declassification of our Board of Directors pursuant to the proposed amendments would commence at our 2025 annual meeting of stockholders. Director nominees standing for election at our 2025 annual meeting of stockholders and each annual meeting of stockholders thereafter would be elected to serve a one-year term. Beginning with our 2027 annual meeting of stockholders, all directors would stand for annual elections. The table below summarizes the proposed implementation of the declassification under this approach:

Year of Annual Meeting of Stockholders	Length of Term for Directors Elected	Year Term Would Expire	Portion of the Board Elected at the Annual Meeting*
2023	3 years	2026	4 of 10
2024	3 years	2027	3 of 10
2025	1 year	2026	3 of 10
2026	1 year	2027	7 of 10
2027	1 year	2028	10 of 10
*Assumes no changes to authorized number of members of the Board of Directors or reclassification of classes.
Under our classified Board of Directors structure, directors may only be removed with cause. Section 141(k) of the General Corporation Law of the State of Delaware requires that directors serving on a non-classified board may be removed by stockholders either with or without cause. Therefore, if amended as proposed, the restated Certificate of Incorporation will provide that once our Board of Directors ceases to be classified in 2027, directors may be removed with or without cause.

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Reason for Approving the Amendment to the Certificate of Incorporation
Article V, Section 5.2(b) of the Certificate of Incorporation currently requires that our Board of Directors be divided into three classes, each with staggered three-year terms. We established the classified board structure at the time of our initial public offering to promote continuity and stability, to encourage our Board of Directors to plan for long-term goals and to provide protection against certain abusive takeover tactics. Upon review of current governance best practices, we believe that having a classified structure is no longer necessary. We also recognize that a classified board structure can be viewed as diminishing a board’s accountability to stockholders, because such structure does not enable stockholders to express a view on each director’s performance by means of an annual vote. Annual voting allows stockholders to express their views on the individual performance of each director and on the entire board more frequently than with a classified board structure, which provides stockholders with a more active role in shaping and implementing corporate governance policies.
In light of the foregoing, after careful consideration, our Board of Directors has approved, and recommends that the stockholders approve, the amendments to the Certificate of Incorporation to provide for the gradual declassification of our Board of Directors and to provide that, once our Board of Directors ceases to be classified in 2027, members of our Board of Directors may be removed with or without cause.
Vote Required; Board Recommendation
The approval of amendments to the Certificate of Incorporation to provide for the gradual declassification of our Board of Directors requires the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of our common stock entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on this proposal. If this Proposal No. 4 is approved by our stockholders, we intend to promptly file the amendment to the Certificate of Incorporation with the changes to Article V of the Certificate of Incorporation as set forth on Appendix A with the Secretary of State of the State of Delaware. If our stockholders do not approve this Proposal No. 4, our Board of Directors will continue to be classified with members of our Board of Directors generally elected for three-year terms.
Not Conditioned on Other Proposals
This Proposal No. 4 is separate from, and is not conditioned on, the approval of Proposal No. 5 (approval of the amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation). Your vote on Proposal No. 5 will not affect your vote on this Proposal No. 4. If this Proposal No. 4 receives the required vote but Proposal No. 5 does not, we will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting only the changes to Article V thereof as set forth on Appendix A.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE GRADUAL DECLASSIFICATION OF OUR BOARD OF DIRECTORS.

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PROPOSAL NO. 5
APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION
The State of Delaware, which is our state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain of their officers in limited circumstances. In light of this update, we are proposing to amend the Certificate of Incorporation to add a provision exculpating certain of our officers from liability in specific circumstances, as permitted by Delaware law. The new Delaware legislation only permits, and our proposed amendment would only permit, exculpation for direct claims (as opposed to derivative claims made by stockholders on behalf of the corporation) and would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The rationale for so limiting the scope of liability is to strike a balance between stockholders’ interest in accountability and their interest in our company being able to attract and retain quality officers to work on its behalf.
Our Board of Directors has approved and recommends that our stockholders approve an amendment to the Certificate of Incorporation to add a new paragraph to Article VIII, Section 8.1 of the Certificate of Incorporation, which shall read in its entirety as follows:
“To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, an officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any amendment, modification or repeal of the foregoing sentences shall not adversely affect any right or protection of an officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.”
The description in this Proposal No. 5 of the proposed amendment to the Certificate of Incorporation is qualified in its entirety by, and should be read in conjunction with, the actual text of the change to the Certificate of Incorporation that would be implemented upon stockholder approval of this Proposal No. 5 that is marked in Article VIII, Section 8.1 of the Certificate of Incorporation as set forth on Appendix B.
Reasons for Approving the Amendment to the Certificate of Incorporation
The Governance and Nominating Committee believes that there is a need for directors and officers to remain free of the risk of financial ruin as a result of an unintentional misstep. Further, the Governance and Nominating Committee noted that the proposed provision would not negatively impact stockholder rights. Therefore, taking into account the narrow class and type of claims for which officers’ liability would be exculpated, and the benefits the Governance and Nominating Committee believes would accrue to us and our stockholders in the form of an enhanced ability to attract and retain talented officers, the Governance and Nominating Committee recommended to the Board of Directors an amendment to the Certificate of Incorporation to provide such exculpation to the extent permitted by Delaware law. Based on this recommendation, the Board of Directors determined that it is in the best interests of CareDx and our stockholders to amend the Certificate of Incorporation as described herein.
Vote Required; Board Recommendation
The approval of the amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation requires the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of our common stock entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on this proposal. If this Proposal No. 5 is approved by our stockholders, we intend to promptly file the amendment to the Certificate of Incorporation with the changes to Article VIII, Section 8.1 of the Certificate of Incorporation as set forth on Appendix B with the Secretary of State of the State of Delaware.

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Not Conditioned on Other Proposals
This Proposal No. 5 is separate from, and is not conditioned on, the approval of Proposal No. 4 (approval of the amendment to the Certificate of Incorporation to provide for the gradual declassification of our Board of Directors). Your vote on Proposal No. 4 will not affect your vote on this Proposal No. 5. If this Proposal No. 5 receives the required vote but Proposal No. 4 does not, we will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting only the changes to Article VIII, Section 8.1 thereof as set forth on Appendix B.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION.

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EXECUTIVE OFFICERS
The following table identifies certain information about our executive officers as of April 28, 2023. There are no family relationships among any of our directors or executive officers.

Name	Age	Position(s)
Reginald Seeto, MBBS	51	President and Chief Executive Officer
Abhishek Jain	47	Chief Financial Officer
Alex Johnson	49	President of Patient and Testing Services
Abraham Ronai	49	Chief Administrative & Legal Officer and Secretary
Reginald Seeto, MBBS. For a brief biography of Dr. Seeto, please see “Board of Directors and Corporate Governance-Directors with Terms Expiring at the Annual Meeting-Nominees for Director.”
Abhishek Jain has served as our Chief Financial Officer since September 2022. Mr. Jain served as our Interim Chief Financial Officer from May 2022 to September 2022. Prior to that, since joining us in August 2021, Mr. Jain had served as our Vice President, Corporate Controller, where he was responsible for global accounting functions and SEC filings. During that time, he worked closely with our Audit and Finance Committee of our Board of Directors, financial planning and analysis team and business partners. Prior to joining us, Mr. Jain spent approximately 20 years at Agilent Technologies, Inc., in a number of progressing finance positions and customer-facing roles, including his last role, where he helped drive above-market growth for orders of an approximately $5 billion business. Mr. Jain has extensive knowledge in driving channel strategy, expanding margins, scaling operations and leading global teams. Mr. Jain is a member of the Institute of Chartered Accountants of India.
Alex Johnson has served as our President of Patient and Testing Services since September 2022. Mr. Johnson served as our Chief Business Officer and Head of Testing Services from July 2021 to September 2022. Prior to that, he served as Senior Vice President, Products at Cell Therapy & Business Development of our company since May 2020 and previously served as Vice President at Laboratory Solutions Business from August 2018 to May 2020 and Vice President at Finance from April 2018 to July 2018. Prior to joining us, Mr. Johnson was Chief Operating Officer of BioGraph 55, a venture-backed immuno-oncology drug development company that uses advanced imaging analytics and machine learning to capture clinically relevant content from the tumor microenvironment, from September 2015 to August 2018. From August 2014 to January 2015, Mr. Johnson served as President of Diadexus, Inc. From 2009 to 2014, Mr. Johnson was with Novartis, with roles at Novartis Diagnostics, a global provider of blood screening solutions, and Novartis AG based in Basel, Switzerland where he led acquisitions in oncology and diagnostics. Prior to Novartis, Mr. Johnson worked at UBS Investment Bank in the Global Healthcare group. Mr. Johnson studied economics at Union College (NY) and received his M.B.A. in Finance from Columbia Business School. A petition of bankruptcy was filed by Diadexus, Inc. in June 2016.
Abraham Ronai has served as our Chief Administrative & Legal Officer and Secretary since September 2022. Mr. Ronai served as our General Counsel from September 2021 to September 2022. Prior to joining us, Mr. Ronai spent 11 years at Getinge AB, a global medical technology company, holding various leadership roles, including Global General Counsel. Prior to Getinge, Mr. Ronai worked at two well-respected law firms in Manhattan and at Datascope Corp., a Nasdaq-listed medical device company. Mr. Ronai also served as a professor for patent litigation at Concord Law School. He earned his Bachelor of Science in Mechanical Engineering from Cornell University and his Juris Doctor from the Benjamin N. Cardozo School of Law at Yeshiva University. Mr. Ronai is Registered In-House Counsel in California, and admitted to practice law in New York and New Jersey.
Legal Proceedings with Executive Officers
There are no legal proceedings related to any of the executive officers that require disclosure pursuant to Items 103 or 401(f) of Regulation S-K.

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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
In this Compensation, Discussion and Analysis (“CD&A”), we provide an overview of our executive compensation philosophy and objectives, as well as a description of the material components of our executive compensation program. This CD&A is intended to be read in conjunction with the tables that immediately follow this section, which provide further historical compensation information.
During fiscal year 2022, the following executive officers constituted our Named Executive Officers (collectively, our “NEOs”):

Name	Position(s)
Reginald Seeto, MBBS	President and Chief Executive Officer
Abhishek Jain(1)	Chief Financial Officer
Alex Johnson(2)	President of Patient and Testing Services, Former Chief Business Officer
Abraham Ronai(3)	Chief Administrative & Legal Officer and Secretary
Ankur Dhingra(4)	Former Chief Financial Officer
Sasha King(5)	Former Chief Marketing Officer
(1)Mr. Jain was appointed as our Chief Financial Officer effective September 7, 2022. Mr. Jain served as our Interim Chief Financial Officer from May 26, 2022 to September 6, 2022.
(2)Effective September 7, 2022, Mr. Johnson transitioned from Chief Business Officer and Head of Testing Services to President of Patient and Testing Services.
(3)Mr. Ronai was appointed as our Chief Administrative & Legal Officer and Secretary effective September 7, 2022.
(4)Mr. Dhingra’s employment with us was terminated effective May 25, 2022.
(5)Ms. King’s employment with us was terminated effective September 16, 2022.
I.Executive Summary
2022 Business Highlights
Over the course of 2022, we furthered our growth in the healthcare solutions market by leveraging our innovative testing services, products and digital tools. To date, we have devoted substantially all of our efforts to product development, increasing revenue and continuing innovation. 2022 was an important year for CareDx as we achieved the following:
Financials and Performance
•Increased our revenue to $321.8 million, an increase of approximately 9% compared to 2021
•Full year 2022 AlloMap® and AlloSure® testing volumes grew year-over-year by 19% to more than 182,000 tests
•Strong balance sheet with $293 million cash and cash equivalents, marketable securities as of December 31, 2022, and no debt
New Business and Expansion
•Acquired The Transplant Pharmacy to expand our medication adherence-focused healthcare solutions
•Showcased scientific leadership with over 25 oral presentations and abstracts at the International Society of Heart and Lung Transplantation including real-world, multi-center, prospective, long-term SHORE data
•Incorporated Tx Access into the AlloCare app to help pre-transplant navigate the waitlist process
•Helped ensure that the transplant community receives accurate information about our tests after a jury found that Natera (Nasdaq: NTRA) made false superiority claims in its advertising, and awarded CareDx monetary damages totaling $44.9 million

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•Announced the availability of the first xenotransplant surveillance assay for investigational use in xenotransplantation research
•Served 100,000th transplant patient, representing one out of ten patients transplanted in the U.S.
•New International Society of Heart and Lung Transplantation (ISHLT) guidelines were published, supporting the expanded use of CareDx’s HeartCare solutions, AlloMap and now AlloSure, in routine monitoring of heart transplant patient
•Commenced authorized share buyback program of up to $50 million and in Q4 repurchased common stock for approximately $0.6 million. Program demonstrates Board of Directors’ and management’s confidence in the business, cash position and long-term growth opportunities
In achieving the above, we have continued to execute on our business objectives, improving our products and technologies, and strengthening our financial position.
Further, our long-term total stockholder return has outperformed our competitors over the long-term:
TOTAL SHAREHOLDER RETURN
1,3 AND 5-YEAR PERIODS

CareDx, Inc.
NASDAQ Composite
NASDAQ Biotechnology
-75.3%
-33.7%
-12.0%
-46.9%
16.3%
10.9%
51.8%
50.2%
24.0%
1 YEAR
3 YEAR
5 YEAR

Key 2022 Compensation Decisions
Aligned with our accomplishments in 2022 and strong business and company performance as outlined above, we took certain actions related to our compensation program. Specifically, we sought to add more “at-risk” pay for our executives by adding long-term performance based incentives (including PRSUs), while balancing retention needs and building share ownership among our executives. Our performance-based incentives aim to strengthen the pay-for-performance relationship and drive fulfillment of key strategic goals. We continue to manage award design, with a goal of maintaining broad-based equity participation, delivering value that is aligned with our compensation philosophy and proactively managing our share usage as well as dilution during a period of rapid growth. Moreover,

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cash incentive bonuses were paid out below target based on a 65% achievement of company goals during 2022 (see “Section IV. Pay Components—Annual Incentives” below for further discussion).
Results of Fiscal 2021 Stockholder Advisory Vote
At our 2022 Annual Meeting of Stockholders, our stockholders approved our Say-on-Pay proposal with approximately 96.3% of the votes in favor of the fiscal 2021 compensation of our named executive officers. We believe that the 2022 vote approving our Say-on-Pay proposal once again conveyed our stockholders’ consistent strong support and endorsement of our existing executive compensation program and affirmed that our overall executive compensation program is aligned with the interests of our stockholders. Our Board of Directors will continue to consider feedback from our stockholders when making future compensation decisions, and will continue to benchmark, against peers, our governance practices and executive compensation program.
Since we first conducted the Say-on-Pay vote, we have implemented a systematic stockholder outreach program to seek ongoing feedback on our governance and compensation policies. We are committed to regular and transparent communication and engagement with our current and future stockholders and reach out to our largest stockholders at least annually. During 2022, our management contacted stockholders representing over 34 of our institutional stockholdings and engaged with stockholders representing over 50% of our institutional stockholdings to discuss, among other things, our executive compensation program. In response to the feedback received from our stockholders, we have made the following changes to our governance practices and compensation program:
•Adopted director and executive officer stock ownership guidelines;
•Amended our equity incentive plans to provide that equity awards granted thereunder are generally subject to minimum vesting of at least one year and to prohibit cash buyouts of options and option repricings without the consent of our stockholders;
•Adopted a compensation recovery (“clawback”) policy;
•Our cash bonus program for our executive officers for 2022 and 2023 includes both financial and non-financial metrics that were pre-set at the beginning of the applicable year; and
•The PRSUs granted to our executive officers in 2022 and 2023 are based on a two-year performance period with one year of additional vesting (if performance criteria are achieved, 50% will vest at the end of the two-year performance period and the remaining 50% will vest the following year).
II.Compensation Philosophy
We operate within a complex business environment in a competitive industry, which requires a very strong management team. Our business model requires our management team to be adept at developing competitive technologies to support multiple customers, including hospitals, all within multiple geographies. Many of our competitors have substantially greater capital resources and larger sales forces than we do. In addition, the diagnostics industry is characterized by rapid product development and technological advances, which require our management team to be adept at managing these key areas of the business.
As a result, the Compensation and Human Capital Committee believes that it is critical to attract, develop and retain a highly-qualified management team with the experience, knowledge, expertise and vision capable of not only operating, but also excelling, in this complex and competitive business environment, including competing against larger competitors and developing and commercializing new products, new and improved technologies and new applications for our existing technologies.
Our executive compensation program is intended to help us achieve and foster a goal-oriented, highly-motivated management team with a clear understanding of our business objectives and shared corporate values. To this end,

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the Compensation and Human Capital Committee believes that our executive compensation program should provide compensation that:
•attracts and retains the best executive talent;
•appropriately aligns our business objectives and stockholder interests;
•maintains a reasonable balance across types and purposes of compensation;
•motivates our executive officers to achieve our annual and long-term strategic goals and rewards performance based on the attainment of such goals;
•appropriately considers risk and reward in the context of our business environment and long-range business plans;
•recognizes individual value and contributions to our success; and
•considers, but does not exclusively rely upon, competitive market data.
We seek to achieve these objectives in a way that is consistent with the long-term interests of our company and those of our stakeholders, including our stockholders and employees. We structure the annual compensation of our executive officers, including our NEOs, using three principal elements: base salary, annual cash incentives and long-term compensation opportunities in the form of equity awards.
Our Compensation and Human Capital Committee believes that our compensation program should align executive interests with the drivers of growth and stockholder returns, and support achievement of our primary business goals. The expertise, leadership and contributions of our executives are critical to our ability to create sustained long-term stockholder value. Consequently, our Board of Directors believes the substantial majority of NEO compensation should be at-risk, variable pay to facilitate the successful execution of our business strategy.
III.Compensation Determination Process
Role of Compensation and Human Capital Committee
The Compensation and Human Capital Committee discharges the responsibilities of our Board of Directors relating to the compensation of our executive officers. The Compensation and Human Capital Committee consists of directors who are “independent” directors as required by the Nasdaq Rules and Securities Exchange Act of 1934, as amended (“Exchange Act”), Rule 10C-1, and “non-employee directors” for purposes of Exchange Act Rule 16b-3.
The Compensation and Human Capital Committee has responsibility for (i) overseeing our compensation and benefits policies generally, including DEI considerations in the context of our compensation plans, programs and pay equity practices and (ii) overseeing, evaluating and approving the compensation plans, policies and programs applicable to our Chief Executive Officer, as well as our other executive officers, including our other NEOs. In carrying out its responsibilities, the Compensation and Human Capital Committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops recommendations, makes decisions that it believes advances our philosophy and reviews the performance of our executive officers when making decisions with respect to their compensation.
The Compensation and Human Capital Committee conducts reviews of our compensation policies and programs on at least an annual basis to ensure that they enhance stockholder value, align pay and performance, and attract and retain top executive talent. This includes a review of internal pay equity among the executive team. With the assistance of our independent compensation consultant, the Compensation and Human Capital Committee seeks to maintain appropriate base salary, annual bonus and equity compensation plans for our executives.

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Role of Chief Executive Officer & Management
Our Chief Executive Officer makes recommendations to our Compensation and Human Capital Committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our Compensation and Human Capital Committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our Chief Executive Officer recuses himself from Compensation and Human Capital Committee and board discussions when his compensation is reviewed. Our Compensation and Human Capital Committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer other than the Chief Executive Officer, as well as each individual compensation component. Our Compensation and Human Capital Committee makes recommendations to our Board of Directors regarding, or determines, compensation for our Chief Executive Officer. The Compensation and Human Capital Committee or the independent members of our Board of Directors make the final decisions regarding executive compensation for our Chief Executive Officer. The Compensation and Human Capital Committee does not delegate any of its functions to others in deciding executive compensation.
Use of Independent Compensation Consultant
Our Compensation and Human Capital Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. The Compensation and Human Capital Committee has retained Aon’s Human Capital Solutions practice (“Aon”), a division of Aon plc, as its independent outside compensation consultant since 2014 to assist with setting executive compensation. The Compensation and Human Capital Committee has sole authority to retain or replace such independent compensation consultants. The Compensation and Human Capital Committee annually evaluates the compensation consultant’s independence and performance under the Nasdaq Rules. The Compensation and Human Capital Committee believes that working with an independent compensation consultant furthers our objectives to recruit and retain qualified executives, align executive interests with those of stockholders and ensure that executive compensation packages will appropriately motivate and reward ongoing achievement of business goals.
In 2022, Aon provided the following services to the Compensation and Human Capital Committee:
•Reviewed and recommended adjustments to our peer group;
•Conducted an extensive executive compensation assessment; and
•Provided key insights on executive and director compensation based on relevant market data.
Aon did not provide any services to us other than the consulting services to the Compensation and Human Capital Committee. The Compensation and Human Capital Committee conducted a review of its relationship with Aon in 2022 and determined that Aon’s work for the Compensation and Human Capital Committee did not raise any conflicts of interest. The Compensation and Human Capital Committee determined that Aon’s work has conformed to the independence factors and guidance provided by the SEC and The Nasdaq Stock Market LLC.
Use of a Peer Group
With the assistance and recommendations of Aon, the Compensation and Human Capital Committee has developed a peer group of companies as a reference group to provide a broad perspective on competitive pay levels and practices.

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In December 2021, the Compensation and Human Capital Committee approved a peer group for use in making 2022 compensation decisions. When selecting appropriate peers, the general criteria used were:
•Industry - Public diagnostics companies
•Revenues - Between $125 million - $650 million
•Market Capitalization - between $1.3 billion and $12 billion
For compensation decisions for fiscal year 2022, the following public companies were selected as our peer group:
2022 Peer Group

Adaptive Biotechnologies Corporation	Berkeley Lights, Inc.*	Castle Biosciences, Inc.	Cerus Corporation
Exact Sciences Corporation*	Guardant Health, Inc.	Invitae Corporation	Meridian Bioscience, Inc.
Myriad Genetics, Inc.	Nanostring Technologies, Inc.	Natera, Inc.	NeoGenomics, Inc.
OraSure Technologies, Inc.	Pacific Biosciences of California, Inc.*	Personalis, Inc.	Quanterix Corporation
Twist Bioscience Corporation	Veracyte, Inc.
*New for 2022
The Compensation and Human Capital Committee does not engage in formal benchmarking against other companies’ compensation programs or practices to establish our compensation levels or make specific compensation decisions with respect to our executive officers, including our NEOs. Instead, in making its determinations, the Compensation and Human Capital Committee reviews information summarizing the compensation paid at a representative group of peer companies, to the extent that the executive positions at these companies are considered comparable to our positions and informative of the competitive environment, as well as more broad-based compensation surveys to gain a general understanding of market compensation levels.
Assessment of Risk
The Compensation and Human Capital Committee also evaluates and considers the potential risks in our business when designing and administering our executive compensation program, and discusses these risks with our management to determine whether our compensation philosophy and practices encourage excessive risk-taking. We believe our balanced approach to performance measurement and pay delivery works to avoid misaligned incentives for individuals to undertake excessive or inappropriate risk, and our Compensation and Human Capital Committee has determined that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on our company.

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IV.Pay Components
Our executive compensation program consists of three primary elements: base salaries, annual cash incentives, and long-term equity awards:

Element	Performance Period	Objective	Performance Measured / Rewarded
Base Salary	Annual	Attracts, retains, and rewards top talent and reflects an NEO’s responsibilities, performance, and relevant market data	•Provides NEOs with fixed compensation that acts as a vehicle to motivate and retain executives •Rewards executives for key performance and contributions
Short-Term Incentives	Annual or Biannual	Rewards achievement of our annual goals subject to meeting individual performance expectations
•Rewards NEOs for their individual performance and our performance over the fiscal year 2022
•Cash bonuses, which are based on our financial and strategic goals, and the three metrics used for 2022 cash bonuses were:
◦Total Sales - 70% weighting
◦Pipeline Additions - 15% weighting
◦Adjusted EBITDA - 15% weighting

Long-Term Incentives	Long-Term (four years)	Aligns the interests of management and stockholders and serves as an important retention vehicle; Supports the achievement of strong stock price growth
NEOs receive a mix of :
•RSUs to encourage employee retention
•Stock options to reward long-term stock price growth
•Performance-based RSUs (“PRSUs”), which have a two-year performance period with one year of additional vesting thereafter, and are based on our financial and strategic goals. The two metrics used for PRSUs granted in 2022 with a two-year performance period (combined for 2022 and 2023) were:
◦Total Sales - 80% weighting
◦Adjusted EBITDA - 20% weighting

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We are committed to a strong performance orientation in our compensation program and effective corporate governance practices for a company at our development stage and industry. As such we routinely review our policies and program design. Some of our best practices in governance that we observe include:

What We Do
☑ Pay-for-performance based on both financial and non-financial metrics, and our PRSUs have a two-year performance period with one year of additional vesting thereafter
☑ Maintain an Insider Trading Policy
☑ Align compensation with stockholder interests
☑ Maintain “Double Trigger” benefits in the case of a Change in Control
☑ Annual compensation review
☑ Recommending annual stockholder advisory vote on named executive officer compensation
☑ Provide only very limited perquisites to executives

☑ Director and executive officer stock ownership guidelines
☑ Balanced pay mix of fixed and variable pay
☑ Multi-year vesting requirements for stock options and certain restricted stock unit awards
☑ Robust anti-hedging and pledging policies
☑ Retain an independent compensation consultant
☑ Only independent directors serve on our board committees
☑ Compensation recovery (“clawback”) policy
☑ Provide that equity awards granted under our equity incentive plans are subject to minimum vesting of at least one year

What We Don’t Do
☒ Provide excessive severance payments
☒ Use excise tax gross-ups
☒ Utilize guaranteed bonuses
☒ Provide single trigger change-in-control severance payments
☒ Provide excessive perquisites
☒ Provide special executive retirement plans

☒ Provide special welfare benefits to our executive officers
☒ Permit the payment of dividends on RSUs or PRSUs prior to vesting
☒ Permit cash buyouts of options without stockholder consent
☒ Permit option repricings without stockholder consent

Base Salary
Base salary is the only fixed component of our executive officers’ total cash compensation and provides competitive pay to attract and retain our executives. Generally, we use base salary to provide each executive officer with a specified level of cash compensation during the year with the expectation that he or she will perform his or her responsibilities to the best of his or her ability and in our best interests. Annual salary decisions are made in recognition of competitive data as well as the skills and experience that each individual brings to CareDx and the performance contributions each makes.
Base salary changes in 2022 varied by executive due either to merit increases and/or market adjustments. The increases in 2022 were based on a review of market data from Aon for similar roles and positions within our compensation peer group and an assessment of the following factors:
•Peer group data and external market information;
•Individual performance;
•The level of responsibility assumed and the nature and complexity of each NEO’s role;
•The leadership demonstrated to create and promote a day-to-day working environment; and
•The desire to attract, engage and retain NEOs capable of achieving our strategic objectives and the marketability and criticality of retention of NEOs.

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Annual base salaries for our NEOs as of December 31, 2021 and December 31, 2022* were as follows:

Named Executive Officer	2022	2021	Increase
Reginald Seeto, MBBS(1)	$558,900	$540,000	3.5%
Abhishek Jain(2)	375,000	280,000	33.9%
Alex Johnson(3)	388,125	375,000	3.5%
Abraham Ronai(4)	388,125	375,000	3.5%
Ankur Dhingra(5)	414,000	400,000	3.5%
Sasha King(6)	336,893	325,500	3.5%
*See footnotes for a description of the changes to base salary that were effected throughout 2022. Actual amounts of salary paid to our NEOs are described in the “Summary Compensation Table” below. Salary for Ankur Dhingra is as of immediately prior to him voluntarily terminating his employment in May 2022. Salary for Sasha King is as of immediately prior to her voluntarily terminating her employment in September 2022.
(1)Effective April 1, 2022, Dr. Seeto’s annual base salary was increased to $558,900.
(2)Mr. Jain was appointed as our Interim Chief Financial Officer effective May 26, 2022 and served in this role until September 6, 2022, during which time his annual base salary was $305,000. Effective September 7, 2022, Mr. Jain was appointed as our Chief Financial Officer and his annual base salary was increased to $375,000. Accordingly, the 33.9% increase in base salary is higher than the increase for our other NEOs as it is primarily attributable to Mr. Jain’s promotion from serving as our Vice President, Corporate Controller in 2021 to serving first as our Interim Chief Financial Officer and then our Chief Financial Officer in 2022.
(3)Effective April 1, 2022, Mr. Johnson’s annual base salary was increased to $388,125.
(4)Effective April 1, 2022, Mr. Ronai’s annual base salary was increased to $388,125. Mr. Ronai was appointed as our Chief Administrative & Legal Officer and Secretary effective September 7, 2022.
(5)Effective April 1, 2022, Mr. Dhingra’s annual base salary was increased to $414,000. Mr. Dhingra voluntarily terminated his employment in May 2022.
(6)Effective April 1, 2022, Ms. King’s annual base salary was increased to $336,893. Ms. King voluntarily terminated her employment in September 2022.
Annual Incentives
Our cash bonus program is designed to provide a financial incentive to reward key executives for the achievement of annual corporate performance objectives. Under the cash bonus program, each NEO has an award opportunity expressed as a percentage of his or her base salary. Payments under the program and vesting of the PRSUs are ultimately based on the achievement of pre-established Company metrics. Actual performance against these metrics determines the Company factor for purposes of calculating payments under the cash bonus program (the “Company Factor”) and determines the level of vesting of the PRSUs. Threshold levels of performance must be met for bonuses to be earned and vesting to occur. For purposes of our cash bonus program, in 2022, the Company Factor could range from zero to 200%.
For 2022, the cash bonus program used three metrics for funding: Total Sales, Pipeline Additions (number of products or services added to our pipeline) and Adjusted EBITDA. We define Adjusted EBITDA as non-GAAP net income/(loss) before net interest expense, income tax expense, depreciation and amortization, other expense, and net loss attributable to noncontrolling interest.
For each of these three metrics, in the first quarter of 2022, the Compensation and Human Capital Committee established performance thresholds at the following levels: less than 25% achievement; 25% achievement; 50% achievement; 100% achievement; 150% achievement; and 200% or greater achievement. The Compensation and Human Capital Committee set the Company Factor, for purposes of the bonuses earned for 2022, at 65% based on our 2022 achievements. In setting the Company Factor at 65%, the majority of the cash bonus assessment was based on our Total Sales for 2022 relative to a Total Sales target, while minority weights were given to the number of Pipeline Additions in 2022 and our 2022 Adjusted EBITDA relative to an Adjusted EBITDA target. A discretionary nominal weight was also awarded to account for sustained efforts in a challenging market and success in the areas of increased testing volumes and maintaining a strong balance sheet. The Compensation and Human Capital Committee determined that, although the targets were not fully achieved, the actions taken by management in 2022 after first quarter 2022 targets were missed were taken in order to better position the Company for profitability in

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2023. Once the Company Factor was determined based on Company performance against the metrics above, a modifier was applied based on individual performance. Our Compensation and Human Capital Committee had discretion to grant individual cash bonus awards at, below, or above target based on individual performance and the funding available in the bonus pool. Final awards under the program were subject to adjustment, positively or negatively, for individual performance against key Company objectives. Depending on each NEO’s individual score, the final bonus amount was adjusted in a range of 69.4% to 78%. Therefore, through our cash bonus program, NEOs may earn a significantly higher payout if target performance is exceeded. NEOs also bear the risk of a lower payout if target performance is not achieved, and the risk of no payout for below-threshold results.
To arrive at each NEO’s earned bonus for 2022, the Compensation and Human Capital Committee multiplied the NEO’s base salary, by the NEO’s annual target bonus percentage, by the Company Factor (65%), by the NEO’s individual performance factor, as determined by the Compensation and Human Capital Committee.
The annual incentive cash bonuses paid to our NEOs for 2022 were:

Named Executive Officer*	Base Salary for Purposes of Bonus	2022 Annual Target Bonus (% of base)	Company Factor	Individual Performance Multiplier	2022 Earned Bonus
Reginald Seeto, MBBS	$558,900	100%	65%	1.1	$399,614
Abhishek Jain	(1)	(1)	65%	(1)	$104,260
Alex Johnson	$388,125	60%	65%	1.067	$161,510
Abraham Ronai	$388,125	60%	65%	1.2	$181,643
*Mr. Dhingra and Ms. King did not receive any annual bonus for 2022 as Mr. Dhingra ceased being an employee of ours in May 2022 and Ms. King ceased being an employee of ours in September 2022, and they are therefore not included in this table.
(1)The 2022 bonus paid to Mr. Jain was pro-rated based on his salary of $305,000 and target bonus level of 35% from January 2022 through August 2022 and his adjusted salary of $375,000 and target bonus level of 60% effective September 2022 to December 2022. Mr. Jain’s individual performance multiplier was determined to be 1.2 for the period from January 2022 to August 2022 and 1.0 from September 2022 to December 2022.
In considering the individual performance of Dr. Seeto, the Compensation and Human Capital Committee considered his leadership efforts which enabled continued growth of the Company despite challenging external conditions and determined his individual performance multiplier to be 1.1. The Compensation and Human Capital Committee determined that Mr. Jain’s individual performance multiplier was 1.2 for the period from January 2022 to August 2022 based on his leadership in the interim Chief Financial Officer role, and that his individual performance multiplier for the period from September 2022 to December 2022 was 1.0 based on performance as our newly appointed permanent Chief Financial Officer. In considering the individual performance of Mr. Johnson, the Compensation and Human Capital Committee considered delivery and management of testing services objectives amidst a challenging external environment and determined his individual performance multiplier to be 1.067. The Compensation and Human Capital Committee determined that Mr. Ronai’s individual performance factor was 1.2 based on his leadership in ensuring organizational efficiencies and risk mitigation.
Awards under our cash bonus program are typically paid in the quarter following the close of the performance period. Our cash bonus program metrics include both financial and non-financial metrics, including those related to our pipeline.
Long-Term Incentives
Our focus on long-term value creation results in our executive compensation program having a heavy weighting toward equity compensation, which includes stock options and RSUs. We rely heavily on equity compensation that vests over a multi-year period to ensure that a significant portion of a named executive officer’s compensation opportunity is related to factors that directly or indirectly influence stockholder value. Our Compensation and Human Capital Committee believes this serves as a reward for appreciation in our stock price and long-term value

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creation, and enables us to achieve our retention objectives. Further, equity participation establishes a sense of ownership and aligns executives’ interests with those of our stockholders.
In 2022, we provided a significant portion of our executives’ target long-term incentives via a mix of stock options, RSUs and PRSUs. Approximately 55% of the value of our equity awards granted in 2022 was in the form of long-term stock options (four-year vesting period), 35% of the value was in the form of long-term RSUs (four-year vesting period) and 10% of the value was in the form of PRSUs with a two-year performance period. The Compensation and Human Capital Committee believes this structure is appropriate for us given our current competitive recruiting landscape, our current company size and our current growth trajectory.
2022 Annual Equity Grants
A summary of our regular, annual cycle grants for 2022, which were granted on February 2, 2022, is as follows:

	PRSUs		RSUs		Stock Options
Named Executive Officer(1)	(#)	($)(2)	(#)	($)(3)	(#)	($)(4)
Reginald Seeto, MBBS	36,550	$1,510,246	73,350	$3,030,822	83,350	$2,310,279
Alex Johnson	9,950	$411,134	19,900	$822,268	29,900	$828,762
Abraham Ronai(5)	9,950	$411,134	19,900	$822,268	34,900	$967,351
Ankur Dhingra(6)	9,950	$411,134	19,900	$822,268	34,900	$967,351
Sasha King(7)	7,050	$291,306	14,150	$584,678	24,150	$669,385
(1)Mr. Jain was appointed as our Interim Financial Officer effective May 26, 2022 and as our Chief Financial Officer effective September 7, 2022. Mr. Jain was not an executive officer at the time these grants were made and he is therefore not included in this table. Mr. Jain was granted options and RSUs on April 18, 2022 and May 6, 2022, prior to his being appointed as our Interim Chief Financial Officer. He was also granted options and RSUs on May 26, 2022 in connection with his appointment as our Interim Financial Officer and on September 7, 2022 in connection with his appointment as our Chief Financial Officer. See “Grants of Plan-Based Awards” below for additional details.
(2)The PRSUs were granted on February 2, 2022. Amounts set forth in this column generally represent the aggregate grant date fair value of the PRSU awards granted to each listed NEO, computed in accordance with FASB ASC Topic 718. These amounts do not represent the actual amounts paid to or realized by the NEOs.
(3)The RSUs were granted on February 2, 2022. Amounts set forth in this column generally represent the aggregate grant date fair value of the RSU awards granted to each listed NEO, computed in accordance with FASB ASC Topic 718. These amounts do not represent the actual amounts paid to or realized by the NEOs.
(4)The stock options were granted on February 2, 2022. Amounts set forth in this column reflect the grant date fair value of the option awards, computed in accordance with FASB ASC Topic 718. All of these amounts reflect certain assumptions with respect to the option awards and do not necessarily correspond to the actual value that will be recognized by our NEOs. The actual value, if any, that may be realized from an option award is contingent upon the satisfaction of the conditions to vesting of that award, and upon the excess of the stock price over the exercise price, if any, on the date the option award is exercised. See Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that was filed with the SEC on February 27, 2023 for a discussion of the assumptions made in determining the grant date fair value of the stock options.
(5)Mr. Ronai was appointed as our Chief Administrative & Legal Officer and Secretary effective September 7, 2022 and was not considered an executive officer at the time of these grants.
(6)Mr. Dhingra’s employment with us was terminated effective May 25, 2022 and the PRSUs, RSUs and stock options granted to Mr. Dhingra as shown in this table ceased vesting and were terminated unvested as of such date.
(7)Ms. King’s employment with us was terminated effective September 16, 2022 and the PRSUs, RSUs and stock options granted to Ms. King as shown in this table ceased vesting and were terminated unvested as of such date.
PRSUs
In early February 2022, our Compensation and Human Capital Committee granted PRSUs to our executive officers. The PRSUs are designed to further reward key executives for the achievement of corporate performance objectives. The PRSUs use two metrics for funding and vesting purposes: Total Sales (greater than majority weight) and Adjusted EBITDA (minority weight) (defined as described above). In determining the metrics to be used for the PRSUs, the Compensation and Human Capital Committee chose Total Sales and Adjusted EBITDA because it determined that these were the two most important financial measures for our company for 2022. For each of these two metrics, for purposes of the PRSUs, the Compensation and Human Capital Committee established performance thresholds at the following levels: greater than 50% achievement; greater than 80% achievement and 100% or

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greater achievement. The PRSUs are long-term incentives and have a two-year performance period with one year of additional vesting (if performance criteria are achieved, 50% will vest at the end of the two-year performance period and the remaining 50% will vest the following year).
RSUs - Vesting
The foregoing RSU grants vest over four years in equal annual installments on the anniversary of the date of grant, beginning on the first anniversary of the date of grant, subject to the executive’s continuing service on each vesting date.
Stock Options - Vesting
One quarter of the foregoing option grants vest on the first anniversary of the date of grant. The balance of the option grants vest monthly over the following three-year period, subject to the executive’s continuing service on each vesting date.
2022 Additional Equity Grants
In addition to our regular, annual equity awards, in June 2022, our Compensation and Human Capital Committee approved grants of additional RSUs and options to our NEOs and other high-performing employees, including other officers, vice presidents, senior directors, directors, senior managers, managers and other individual contributors, which were granted on August 9, 2022. These awards were made in order to motivate and retain our executive officers in light of the competitive hiring environment in our industry and the San Francisco Bay Area generally and in response to our Compensation and Human Capital Committee’s review of equity grant practices among our peers and companies for which we compete with talent. In particular, the Compensation and Human Capital Committee considered that the retention value of prior grants of equity awards to our NEOs had declined by between 55-75% since February 2022 and the need to reinstate past retention holdings to replace the loss in value of the February 2022 annual grants in light of the decline in value of our common stock. Moreover, the amount of the equity awards was determined based on an individual’s performance and job level, and the split between RSUs and stock options was based on job level.
A summary of these additional RSU and option grants made in August 2022 is as follows:

	RSUs		Stock Options
Named Executive Officer(1)	(#)	($)(2)	(#)	($)(3)
Reginald Seeto, MBBS	93,912	$2,205,054	170,968	$2,775,161
Alex Johnson	54,768	$1,285,953	112,658	$1,828,670
Abraham Ronai	31,331	$735,652	31,136	$505,401
Sasha King(4)	31,298	$734,877	62,160	$1,008,984
(1)No additional equity grants were made to Mr. Dhingra as he resigned in May 2022, and he is therefore not included in this table. Mr. Jain did not receive any additional equity grants in August 2022.
(2)The RSUs were granted on August 9, 2022. Amounts set forth in this column generally represent the aggregate grant date fair value of the RSU awards granted to each listed NEO, computed in accordance with FASB ASC Topic 718. These amounts do not represent the actual amounts paid to or realized by the NEOs.
(3)The stock options were granted on August 9, 2022. Amounts set forth in this column reflect the grant date fair value of the option awards, computed in accordance with FASB ASC Topic 718. All of these amounts reflect certain assumptions with respect to the option awards and do not necessarily correspond to the actual value that will be recognized by our NEOs. The actual value, if any, that may be realized from an option award is contingent upon the satisfaction of the conditions to vesting of that award, and upon the excess of the stock price over the exercise price, if any, on the date the option award is exercised. See Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that was filed with the SEC on February 27, 2023 for a discussion of the assumptions made in determining the grant date fair value of the stock options.
(4)Ms. King’s employment with us was terminated effective September 16, 2022 and the RSUs and stock options granted to Ms. King as shown in this table ceased vesting and were terminated unvested as of such date.

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RSUs - Vesting
The foregoing RSU grants vest over three years in equal annual installments, beginning on the vesting commencement date of June 16, 2023, subject to the executive’s continuing service on each vesting date.
Stock Options - Vesting
One quarter of the foregoing option grants vest on the first anniversary of the vesting commencement date of June 16, 2022. The balance of the option grants vest monthly over the following three-year period, subject to the executive’s continuing service on each vesting date.
2022 Equity Grants in Connection with Mr. Jain’s Appointment as our Interim Chief Financial Officer and Chief Financial Officer
In connection with Mr. Jain’s appointment as our Interim Chief Financial Officer, on May 26, 2022, Mr. Jain was granted an option to purchase 10,000 shares of our common stock and 15,000 RSUs under the Company’s 2014 Plan. 1/4th of the shares subject to the option will vest on May 26, 2023, and 1/48th of the total number of shares subject to the option vest at the end of each calendar month thereafter, subject to Mr. Jain’s continued employment with the Company. 25% of the shares subject to the RSUs will vest on May 26, 2023, and the remaining RSUs will vest, subject to Mr. Jain’s continued employment with the Company, at a rate of 25% per year on each one year anniversary from May 26, 2023.
In connection with Mr. Jain’s appointment as our Chief Financial Officer, on September 7, 2022, Mr. Jain was granted an option to purchase 60,000 shares of our common stock and 22,150 RSUs under the Company’s 2014 Plan. The option will vest, subject to Mr. Jain’s continued employment with the Company, 1/4th on September 7, 2023, and 1/48th of the total number of shares subject to the option will vest at the end of each calendar month thereafter. The RSUs will vest, subject to Mr. Jain’s continued employment with the Company, at a rate of 25% per year on each one year anniversary from September 7, 2022.
A summary of these awards is as follows:

	RSUs		Stock Option
	(#)	($)(1)	(#)	($)(2)
May Grant	15,000	$361,050	10,000	$165,700
September Grant	22,150	$409,111	60,000	$772,800
(1)The RSUs were granted on May 26, 2022 and September 7, 2022, respectively. Amounts set forth in this column generally represent the aggregate grant date fair value of the RSU awards granted to Mr. Jain, computed in accordance with FASB ASC Topic 718. These amounts do not represent the actual amounts paid to or realized by Mr. Jain.
(2)The stock option was granted on May 26, 2022 and September 7, 2022, respectively. Amounts set forth in this column reflect the grant date fair value of the option awards, computed in accordance with FASB ASC Topic 718. All of these amounts reflect certain assumptions with respect to the option awards and do not necessarily correspond to the actual value that will be recognized by Mr. Jain. The actual value, if any, that may be realized from an option award is contingent upon the satisfaction of the conditions to vesting of that award, and upon the excess of the stock price over the exercise price, if any, on the date the option award is exercised. See Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that was filed with the SEC on February 27, 2023 for a discussion of the assumptions made in determining the grant date fair value of the stock options.
2022 Equity Grants in Connection with Mr. Ronai’s Promotion to our Chief Administrative & Legal Officer and Secretary
In connection with Mr. Ronai’s promotion to our Chief Administrative & Legal Officer and Secretary, on September 7, 2022, Mr. Ronai was granted an option to purchase 36,000 shares of our common stock and 12,000 RSUs under the Company’s 2014 Plan. The option will vest, subject to Mr. Ronai’s continued employment with the Company, 1/4th on September 7, 2023, and 1/48th of the total number of shares subject to the option will vest at the end of each calendar month thereafter. The RSUs will vest, subject to Mr. Ronai’s continued employment with the

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Company, at a rate of 25% per year on each one year anniversary from September 7, 2022. A summary of these awards is as follows:

RSUs		Stock Option
(#)	($)(1)	(#)	($)(2)
12,000	$221,640	36,000	$463,708
(1)The RSUs were granted on September 7, 2022. Amount set forth in this column generally represents the aggregate grant date fair value of the RSU award granted to Mr. Ronai computed in accordance with FASB ASC Topic 718. This amount does not represent the actual amounts paid to or realized by Mr. Ronai.
(2)The stock option was granted on September 7, 2022. Amounts set forth in this column reflect the grant date fair value of the option awards, computed in accordance with FASB ASC Topic 718. All of these amounts reflect certain assumptions with respect to the option awards and do not necessarily correspond to the actual value that will be recognized by Mr. Ronai. The actual value, if any, that may be realized from an option award is contingent upon the satisfaction of the conditions to vesting of that award, and upon the excess of the stock price over the exercise price, if any, on the date the option award is exercised. See Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that was filed with the SEC on February 27, 2023 for a discussion of the assumptions made in determining the grant date fair value of the stock options.
RSU Awards to Ms. King
On September 29, 2022, in connection with the consulting agreement entered into between the Company and Ms. King (the “King Consulting Agreement”), Ms. King was granted a RSU award with respect to 14,164 shares of common stock under the Company’s 2014 Plan (the “King RSU”). The shares subject to the King RSU will vest 50% on September 29, 2023 and 12.5% on each three month anniversary thereafter, subject to Ms. King continuing to be a service provider on each such vesting date, inclusive.
Welfare and Health Benefits
Our NEOs participate in our employee benefit plans on the same terms as all of our other eligible employees.
We maintain a tax-qualified Code Section 401(k) defined contribution plan in which all of our employees, including our executive officers, who satisfy certain eligibility requirements, including requirements relating to age and length of service, are entitled to participate. Employees may contribute their own funds on a pre-tax basis.
The plan permits us to make matching contributions and we have historically provided employer contributions that match eligible employee contributions (“employer matching contributions”), generally limited to 3% of the compensation (up to a maximum matching contribution of $5,000 per year) that can be taken into account for this purpose under federal law. On January 1, 2018, we began to make contributions to the employee plan. Employer matching contributions vest according to a four-year graded plan at a rate of 25% per year.
In addition, we provide health care, dental, vision and life insurance, an employee assistance plan and both short-term and long-term disability and accidental death and dismemberment benefits to all full-time employees. These benefits are subject to applicable laws and at benefit levels that we believe are generally consistent with the benefits of companies with which we compete for talent.
Limited Perquisites
In 2022, the Company provided certain limited perquisites to our NEOs, which included electronic allowances and gym allowances.
Hedging and Pledging Prohibitions
Our insider trading policy prohibits our directors, officers (including our executive officers), employees and agents, as well as their immediate family members, from engaging in short sales of our securities and from engaging in transactions in publicly-traded options and other derivative securities with respect to our securities. This prohibition

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extends to any hedging or similar transactions designed to decrease the risks associated with holding our securities. Our insider trading policy also prohibits certain individuals, including our directors and executive officers, from pledging our securities as collateral for loans.
Employment Agreement and Offer Letter Summaries
We have entered into employment agreements or offer letters with each of the named executive officers. These agreements provide for at-will employment and generally include the named executive officer’s initial base salary, and an indication of eligibility for an annual cash incentive award opportunity.
Reginald Seeto, MBBS
We entered into an offer letter with Dr. Seeto, dated November 16, 2018, under which Dr. Seeto initially served as our President and Chief Business Officer. The agreement provides for “at-will” employment and sets forth certain agreed upon terms and conditions of employment. On November 1, 2020, Dr. Seeto was appointed as the Company’s Chief Executive Officer. During fiscal year 2022, Dr. Seeto’s annual base salary was $540,000, which was increased to $558,900 effective April 1, 2022. In 2022, Dr. Seeto was eligible for a target annual performance bonus of up to 100% of his base salary.
Abhishek Jain
In connection with Mr. Jain’s promotion to our Interim Chief Financial Officer, we entered into a promotion letter with Mr. Jain, dated May 21, 2022. In accordance with the promotion letter, Mr. Jain’s annual base salary was increased to $305,000, effective as of May 26, 2022, and he was eligible for a target annual performance bonus of up to 35% of his base salary. In connection with Mr. Jain’s appointment as our Chief Financial Officer, the Compensation and Human Capital Committee approved an increase in Mr. Jain’s annual base salary from $305,000 to $375,000, and an increase in his target annual performance bonus from 35% to 60% of his annual base salary, effective as of September 7, 2022.
Alex Johnson
In connection with Mr. Johnson’s promotion to our Chief Business Officer, we entered into a promotion letter with Mr. Johnson, dated July 12, 2021. The letter provides for “at-will” employment and sets forth certain agreed upon terms and conditions of employment. Effective September 7, 2022, Mr. Johnson transitioned from his role as Chief Business Officer and Head of Testing Services to the role of President of Patient and Testing Services. During fiscal year 2022, Mr. Johnson’s annual base salary was initially $375,000, which was increased to $388,125, effective April 1, 2022. In 2022, he was eligible for a target annual performance bonus of up to 60% of his base salary.
Abraham Ronai
We entered into an offer letter with Mr. Ronai, dated September 2, 2021, under which Mr. Ronai initially served as our General Counsel. The agreement provides for “at-will” employment and sets forth certain agreed upon terms and conditions of employment. During fiscal year 2022, Mr. Ronai’s annual base salary was initially $375,000, which was increased to $388,125 effective April 1, 2022. In connection with Mr. Ronai’s promotion to our Chief Administrative & Legal Officer and Secretary, Mr. Ronai’s target annual performance bonus was increased from 50% to 60% of his base salary, effective September 7, 2022.
Ankur Dhingra
We entered into an offer letter with Mr. Dhingra, dated February 11, 2021, under which Mr. Dhingra previously served as our Chief Financial Officer. The agreement provided for “at-will” employment and set forth certain agreed upon terms and conditions of employment. During fiscal year 2022, Mr. Dhingra’s annual base salary was initially $400,000, which was increased to $414,000, effective April 1, 2022, and he was eligible for a target annual performance bonus of up to 60% of his base salary. Mr. Dhingra’s employment with us was terminated effective

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May 25, 2022. In connection with Mr. Dhingra’s resignation, on May 20, 2022, we entered into a consulting agreement with Mr. Dhingra (the “Dhingra Consulting Agreement”). Pursuant to the Dhingra Consulting Agreement, Mr. Dhingra provided up to 20 hours of consulting services to the Company per month from May 27, 2022 to November 27, 2022. As consideration for the services provided by Mr. Dhingra, we paid Mr. Dhingra $10,000 per month of services, as well as a one-time payment of $10,000.
Sasha King
We entered into an offer letter with Ms. King, dated October 20, 2017, under which Ms. King initially served as our Chief Commercial Officer. The agreement provided for “at-will” employment and set forth certain agreed upon terms and conditions of employment. On June 16, 2019, Ms. King transitioned from Chief Commercial Officer to our Chief Marketing Officer to better align with her focus and contributions to the Company. During fiscal year 2022, Ms. King’s annual base salary was initially $325,500, which was increased to $336,893 effective April 1, 2022, and she was eligible for a target annual performance bonus of up to 60% of her base salary. Ms. King’s employment with us was terminated effective September 16, 2022. In connection with Ms. King’s resignation, on September 28, 2022, we entered into the King Consulting Agreement with Ms. King, pursuant to which Ms. King shall perform up to 20 hours of consulting services per month from September 29, 2022 to September 29, 2024. As consideration for the services provided by Ms. King, she was granted the King RSU.
Potential Payments and Benefits upon Termination or Change of Control for Officers
Reginald Seeto, MBBS
Pursuant to Dr. Seeto’s Change of Control and Severance Agreement, dated November 26, 2018, as amended by the Amendment to Change of Control and Severance Agreement, dated October 29, 2020, if within two months prior to, or twelve months following a change of control, we or our successor terminate Dr. Seeto’s employment without cause, Dr. Seeto will be entitled to (a) twelve months’ severance based on Dr. Seeto’s annual base salary, (b) acceleration of vesting equal to 100% of any unvested equity awards, (c) a lump sum payment equal to Dr. Seeto’s annual bonus (equal to the greater of target bonus or the actual bonus received for performance during the calendar year prior to the year in which the termination occurs) and (d) twelve months of continued benefits, provided, that such reimbursement will cease on the date that Dr. Seeto becomes covered under a similar plan of a new employer. Pursuant to the agreement, if we or a successor terminate Dr. Seeto’s employment without cause and such termination occurs outside of a change of control event, Dr. Seeto will be entitled to (a) twelve months’ severance based on Dr. Seeto’s annual base salary, and (b) twelve months of continued benefits, provided, that such reimbursement will cease on the date that Dr. Seeto becomes covered under a similar plan of a new employer.
Abhishek Jain
Pursuant to Mr. Jain’s Change of Control and Severance Agreement, effective September 7, 2022, if within two months prior to, or twelve months following a change of control, we or our successor terminate Mr. Jain’s employment without cause, Mr. Jain will be entitled to (a) six months’ severance based on Mr. Jain’s annual base salary, (b) acceleration of vesting equal to 100% of any unvested equity awards, (c) a lump sum payment equal to Mr. Jain’s annual bonus (equal to the greater of target bonus or the actual bonus received for performance during the calendar year prior to the year in which the termination occurred) and (d) six months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Jain becomes covered under a similar plan of a new employer. Pursuant to the agreement, if we or a successor terminates Mr. Jain’s employment without cause and such termination occurs outside of a change of control event, Mr. Jain will be entitled to (a) six months’ severance based on Mr. Jain’s annual base salary, and (b) six months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Jain becomes covered under a similar plan of a new employer.
Alex Johnson
Pursuant to Mr. Johnson’s Change of Control and Severance Agreement, effective July 12, 2021, if within two months prior to, or twelve months following a change of control, we or our successor terminate Mr. Johnson’s

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employment without cause, Mr. Johnson will be entitled to (a) twelve months’ severance based on Mr. Johnson’s annual base salary, (b) acceleration of vesting equal to 100% of any unvested equity awards, (c) a lump sum payment equal to Mr. Johnson’s annual bonus (equal to the greater of target bonus or the actual bonus received for performance during the calendar year prior to the year in which the termination occurred) and (d) six months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Johnson becomes covered under a similar plan of a new employer. Pursuant to the agreement, if we or a successor terminates Mr. Johnson’s employment without cause and such termination occurs outside of a change of control event, Mr. Johnson will be entitled to (a) six months’ severance based on Mr. Johnson’s annual base salary, and (b) six months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Johnson becomes covered under a similar plan of a new employer.
Abraham Ronai
Pursuant to Mr. Ronai’s Change of Control and Severance Agreement, effective September 27, 2021, if within two months prior to, or twelve months following a change of control, we or our successor terminate Mr. Ronai’s employment without cause, Mr. Ronai will be entitled to (a) six months’ severance based on Mr. Ronai’s annual base salary, (b) acceleration of vesting equal to 100% of any unvested equity awards, (c) a lump sum payment equal to Mr. Ronai’s annual bonus (equal to the greater of target bonus or the actual bonus received for performance during the calendar year prior to the year in which the termination occurred) and (d) six months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Ronai becomes covered under a similar plan of a new employer. Pursuant to the agreement, if we or a successor terminates Mr. Ronai’s employment without cause and such termination occurs outside of a change of control event, Mr. Ronai will be entitled to (a) six months’ severance based on Mr. Ronai’s annual base salary, and (b) six months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Ronai becomes covered under a similar plan of a new employer.
Ankur Dhingra
We had previously entered into a Change of Control and Severance Agreement with Mr. Dhingra. However, this agreement terminated upon Mr. Dhingra’s resignation effective May 25, 2022. There is no provision providing for benefits in the event of a change of control under the Dhingra Consulting Agreement.
Sasha King
We had previously entered into a Change of Control and Severance Agreement with Ms. King. However, this agreement terminated upon Ms. King’s resignation effective September 16, 2022. There is no provision providing for benefits in the event of a change of control under the King Consulting Agreement. However, pursuant to the King Consulting Agreement, the Company acknowledged and agreed that, in the event the Company terminates the King Consulting Agreement after September 29, 2023 for any reason other than for cause, the King RSU shall accelerate in full and shall be considered fully vested as of the date of such termination.
For purposes of the Change of Control and Severance Agreements with Dr. Seeto, Messrs. Jain, Johnson and Ronai, “cause” means generally:
•executive’s material failure to perform his or her stated duties after a written notice of failure and a cure period of ten days;
•executive’s material violation of our policies or any written agreement or covenant with us;
•executive’s conviction of, or entry of a plea of guilty or nolo contendere to, a felony;
•a willful act by executive that constitutes gross misconduct and which is injurious to us;
•executive’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to us;

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•the unauthorized use or disclosure by executive of any of our proprietary information or trade secrets or any other party to whom he or she owes an obligation of nondisclosure as a result of his or her relationship with us; or
•executive’s willful failure to cooperate with an investigation by a governmental authority.
The following table estimates the amounts payable to our named executive officers that were serving as such as of the end of December 31, 2022 in the event that a change of control, termination of employment or both occurred on December 31, 2022. The closing price of our common stock on December 30, 2022, as reported on the Nasdaq Global Market, was $11.41 per share. The following table excludes certain benefits, such as accrued vacation, that are available to all employees generally. The actual amount of payments and benefits that would be provided can only be determined at the time of a change of control and/or the named executive officer’s qualifying separation from the Company:

	Termination by the Company Without Cause Outside of Change of Control Window		Termination by the Company Without Cause During Change of Control Window
Name(1)	Cash Payments	Continuation of Benefits	Cash Payments	Continuation of Benefits	Value of Equity Accelerated
Reginald Seeto, MBBS	$558,900	$37,687	$1,530,900	$37,687	$3,137,590
Abhishek Jain	$187,500	$-	$240,168	$-	$531,421
Alex Johnson	$194,063	$14,588	$576,125	$14,588	$1,312,070
Abraham Ronai	$194,063	$18,082	$292,031	$18,082	$920,570
(1)Excludes Ankur Dhingra as he terminated his employment with the Company effective May 25, 2022, after which we did not have any agreement with him providing for benefits in the event of a change of control. Also excludes Sasha King as she terminated her employment with the Company effective September 16, 2022 and we did not have any agreement with her providing for benefits in the event of a change of control pursuant to the King Consulting Agreement.
Accounting and Tax Considerations
The Company accounts for equity-based compensation paid to employees under FASB ASC Topic 718, which requires the Company to estimate and record an expense over the service period of an option award. Thus, the Company may record an expense in one year for awards granted in earlier years. Accounting rules also require the recording of cash compensation as an expense at the time the obligation is accrued.
Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows public companies a tax deduction for federal income tax purposes of compensation in excess of $1 million paid to their chief executive officer, the chief financial officer and three other most highly-compensated executive officers in any taxable year. In making compensation decisions, the Compensation and Human Capital Committee considered the potential effects of Section 162(m) on the compensation paid our executive officers who are subject to the deduction limit (the “covered executives”). The exemption from Section 162(m)’s deduction limit for performance-based compensation was generally repealed for taxable years beginning after December 31, 2017, such that compensation paid to our covered executives in excess of $1 million will generally not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
To maintain flexibility in compensating the NEOs in a manner designed to promote varying corporate goals, the Compensation and Human Capital Committee has not adopted a policy that all compensation payable to the covered executives must be deductible for federal income tax purposes. Accordingly, while the Compensation and Human Capital Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation and Human Capital Committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.

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In addition to considering the tax consequences, the Compensation and Human Capital Committee considers the accounting consequences of its decisions, including the impact of expenses being recognized in connection with equity-based awards, in determining the size and form of different equity-based awards.
Compensation Committee Report
The Compensation and Human Capital Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the SEC’s rules and regulations with management and, based on such review and discussions, the Compensation and Human Capital Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
The Compensation and Human Capital Committee:
Christine M. Cournoyer (Chair)
Fred E. Cohen, M.D., D. Phil
Grace E. Colón, Ph.D.
Michael D. Goldberg
William A. Hagstrom
Summary Compensation Table
The following table provides information regarding the compensation awarded to, or earned by, our NEOs during 2020, 2021 and 2022.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Reginald Seeto, MBBS Chief Executive Officer and President	2022	554,175	—		6,746,122	5,085,439	399,614	920	12,786,270
	2021	540,000	—		3,866,123	1,710,558	972,000	1,440	7,090,121
	2020	429,167	—		2,938,712	1,690,950	558,789	1,080	5,618,698
Abhishek Jain(4) Chief Financial Officer	2022	318,917	—		904,723	1,013,007	104,260	2,400	2,343,307
Alex Johnson(5)	2022	384,844	—		2,519,355	2,657,432	161,510	1,080	5,724,221
President of President and Testing Services	2021	332,920	—		2,088,681	1,162,224	382,062	1,560	3,967,447
Abraham Ronai(6) Chief Administrative & Legal Officer and Secretary	2022	384,844	—		2,190,694	1,936,460	181,643	—	4,693,641
Ankur Dhingra(7)	2022	184,899	—		1,233,402	967,351	—	400	2,386,052
Former Chief Financial Officer	2021	306,945	$100,000	(8)	1,078,310	1,279,410	501,600	720	3,266,985
Sasha King(9)	2022	243,689	—		1,853,065	1,678,369	—	715	3,775,838
Former Chief Marketing Officer	2021	287,161	—		884,621	391,399	340,147	1,560	1,904,888
	2020	305,100	—		562,050	310,252	362,142	1,560	1,541,104
(1)The amounts in this column represent the fair value of the award computed as of the grant date of each stock award in accordance with FASB ASC Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 that was filed with the SEC on February 27, 2023.
(2)The amounts in this column represent the aggregate fair value of the award computed as of the grant date of each option award in accordance with FASB ASC Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 that was filed with the SEC on February 27, 2023.

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(3)Represents amounts paid as a discretionary bonus to our executive officers, including our NEOs, for their performance in 2022 as compared against the performance goals set in our Equity Plans.
(4)In accordance with SEC guidance, compensation information for Abhishek Jain for fiscal years 2020 and 2021 has not been included in this table because Mr. Jain was not a named executive officer for fiscal years 2020 and 2021.
(5)In accordance with SEC guidance, compensation information for Alex Johnson for fiscal year 2020 has not been included in this table because Alex Johnson was not a named executive officer for fiscal year 2020.
(6)In accordance with SEC guidance, compensation information for Abraham Ronai for fiscal years 2020 and 2021 has not been included in this table because Mr. Ronai was not a named executive officer for fiscal years 2020 and 2021.
(7)Mr. Dhingra terminated his employment with us effective May 25, 2022, after which he served as our consultant from May 27, 2022 to November 27, 2022. In accordance with SEC guidance, compensation information for Ankur Dhingra for fiscal year 2020 has not been included in this table because Ankur Dhingra was not a named executive officer for fiscal year 2020.
(8)Comprised solely of a sign-on bonus.
(9)Ms. King terminated her employment with us effective September 16, 2022, after which she has been serving as our consultant since September 29, 2022.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (the “CAP”) to our principal executive officers (“PEOs”) and our other NEOs (the “Non-PEO NEOs”) and certain financial performance of the Company. The CAP does not reflect the actual amount of compensation earned, realized or received by the PEOs or Non-PEO NEOs during the applicable fiscal year. As this is our first year preparing and providing this disclosure, the Compensation and Human Capital Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. The following table shows the total compensation for our NEOs for the past three fiscal years as set forth in the “Summary Compensation Table”, the CAP to our PEOs, and on an average basis, our Non-PEO NEOs (in each case, as determined under SEC rules), our Total Shareholder Return (“TSR”), the TSR for companies in the Nasdaq Biotech Index, our net income, and our Company-Selected Measure, Revenue.

							Value of Initial Fixed $100
							Investment Based On:
Fiscal Year (a)	Summary Compensation Table (“SCT”) for Dr. Seeto (PEO 1) (b)(1)	CAP to Dr. Seeto (PEO 1) (c)(2)	SCT for Dr. Maag (PEO 2) (d)(1)	CAP to Dr. Maag (PEO 2) (e)(2)	Average SCT for Non-PEO NEOs (f)(3)	Average CAP to Non-PEO NEOs (g)(2)	TSR (h)(4)	Peer Group TSR (i)(4)	Net Income (in thousands (j)	Revenue (in thousands) (k)(5)
2022	$12,786,270	($648,097)	-	-	$3,784,612	$118,224	$52.90	$113.65	($76,613)	$321,793
2021	$7,090,121	($50,411)	-	-	$2,605,699	$140,603	$210.85	$126.45	($30,662)	$296,397
2020	$5,618,698	$17,196,016	$6,400,015	$32,731,502	$1,979,508	$7,956,557	$335.88	$126.42	($18,714)	$192,194
(1)The dollar amounts reported in columns (b) and (d) are the amounts of total compensation reported for Dr. Seeto (Chief Executive Officer and Principal Executive Officer since November 1, 2020) and Dr. Maag (Chief Executive Officer until November 1, 2020) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Summary Compensation Table” on page 66 for additional information.
(2)The dollar amounts reported in columns (c), (e), and (g) represent the amount of the CAP, as computed in accordance with SEC rules. The CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. These amounts reflect the total amount of compensation for our NEOs reported in the Summary Compensation Table with certain adjustments as described in the table

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below. We do not have a defined benefit plan so no adjustment for pension benefits is included in the table below. Similarly, no adjustment is made for dividends as dividends are factored into the fair value of the award.

Fiscal Year	Executives	SCT (a)	Grant Date Value of New Awards (b)	Year End Value of New Awards (i)	Change in Value of Prior Awards (ii)	Change in Value of Vested Awards (iii)	Change in Value of Equity Awards that Failed to Meet Vesting Conditions (iv)	Total Equity CAP (c)=(i)+(ii)+(iii)+(iv)	CAP (d)=(a)-(b)+(c)

2022	PEO 1	$12,786,270	$11,831,561	$3,650,780	($3,545,193)	($1,708,393)	-	($1,602,806)	($648,097)
	Others	$3,784,612	$3,390,772	$860,477	($553,061)	($273,019)	($310,012)	($275,616)	$118,224
2021	PEO 1	$7,090,121	$5,576,681	$2,676,666	($4,012,781)	($227,736)	-	($1,563,851)	($50,411)
	Others	$2,605,699	$1,973,681	$1,059,717	($1,913,211)	$362,080	-	($491,415)	$140,603
2020	PEO 1	$5,618,698	$4,629,662	$11,125,170	$4,237,021	$844,788	-	$16,206,980	$17,196,016
	PEO 2	$6,400,015	$5,049,535	$14,469,675	$14,993,160	$1,918,187	-	$31,381,022	$32,731,502
	Others	$1,979,508	$1,476,174	$3,841,379	$3,112,105	$499,739	-	$7,453,222	$7,956,557
(a)The dollar amounts reported in the Summary Compensation Table for the applicable year.
(b)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the applicable year.
(c)The recalculated value of equity awards for each applicable year includes the addition (or subtraction, as applicable) of the following:
(i)the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the applicable year;
(ii)the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;
(iii)for awards that vest in the applicable year, the change in the fair value as of the vesting date from the beginning of the applicable year; and
(iv)for awards that failed to meet vesting conditions in the applicable year, the fair value from the end of prior fiscal year.The valuation assumptions and processes used to recalculate fair values did not materially differ from those disclosed at the time of grant.
(d)The CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules.
(3)The dollar amounts reported in column (f) are the average amounts of total compensation reported for the Non-PEO NEOs for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to our “Summary Compensation Table” on page 66 for additional information. For each of fiscal year 2020, 2021 and 2022, the Non-PEO NEOs were:

2022	2021	2020
Abhishek Jain	Ankur Dhingra	Michael Bell
Alex Johnson	Alex Johnson	Sasha King
Abraham Ronai	Sasha King	Marcel Konrad
Ankur Dhingra	Peter Maag, Ph. D.
Sasha King	Marcel Konrad
(4)TSR is determined based on the value of an initial fixed investment of $100. The TSR peer group consists of the Nasdaq Biotech Index companies. TSR is calculated by dividing (i) the difference between the stock price at the end of each measurement period shown and the beginning of the measurement period by (ii) the stock price at the beginning of the measurement period.
(5)We determined Revenue to be the most important financial performance measure used to link Company performance to the CAP to our PEOs and Non-PEO NEOs in 2022, consistent with the Total Sales targets used for our short-term incentives (annual bonuses) and long-term incentives (PRSUs). See page 48 of our CD&A for additional information.

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Relationship Between the CAP and Performance Measures
We believe the table above shows the alignment between the CAP to the NEOs and the Company’s performance, consistent with our compensation philosophy as described in our CD&A beginning on page 48. A large portion of NEO compensation is reliant on stock price and as such CAP each year was aligned with TSR performance. The charts below show the relationship between the CAP to our PEOs and Non-PEO NEOs and (i) our TSR and the Peer Group TSR; (ii) our net income and (iii) our Company-Selected Measure, Revenue, during the three most recently completed fiscal years.
Chart 1
Chart 2
Chart 3

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2022 Most Important Performance Measures
The Compensation and Human Capital Committee uses a mix of performance measures throughout our annual and long-term incentive programs to align executive pay with Company performance. As required by SEC rules, the performance measures identified as the most important for all of our NEOs’ 2022 compensation decisions are listed in the table to the right. The measures in this table are not ranked.

Most Important Performance Measures

Revenue

Adjusted EBITDA

Pipeline Additions

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Grants of Plan-Based Awards
The following table presents, for each of the NEOs, information concerning each grant of an equity award made during the fiscal year ended December 31, 2022. This information supplements the information about these awards set forth in the Summary Compensation Table and the Outstanding Equity Awards at Fiscal Year-End Table.

Name	Grant Date		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of shares of stock or units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price Per Share ($)	Grant Date Fair Value of Stock and Option Awards ($)(1)
			Threshold (#)	Target (#)	Maximum (#)
Reginald Seeto,	2/2/2022	(2)				73,350	-	-	3,030,822
MBBS	2/2/2022	(3)	3,655	36,550	36,550	-	-	-	1,510,246
	2/2/2022	(4)				-	83,350	41.32	2,310,279
	8/9/2022	(5)				93,912	-	-	2,205,054
	8/9/2022	(6)				-	170,968	23.48	2,775,161
Abhishek Jain(7)	4/18/2022	(2)				2,550	-	-	83,003
	4/18/2022	(4)				-	2,550	32.55	56,667
	5/6/2022	(2)				2,000	-	-	51,560
	5/6/2022	(4)				-	1,000	25.78	17,756
	5/26/2022	(2)				15,000	-	-	361,050
	5/26/2022	(4)				-	10,000	24.07	165,737
	9/7/2022	(2)				22,150	-	-	409,111
	9/7/2022	(4)				-	60,000	18.47	772,847
Alex Johnson	2/2/2022	(2)				19,900	-	-	822,268
	2/2/2022	(3)	995	9,950	9,950	-	-	-	411,134
	2/2/2022	(4)				-	29,900	41.32	828,762
	8/9/2022	(5)				54,768	-	-	1,285,953
	8/9/2022	(6)				-	112,658	23.48	1,828,670
Abraham Ronai(8)	2/2/2022	(2)				19,900	-	-	822,268
	2/2/2022	(3)	995	9,950	9,950	-	-	-	411,134
	2/2/2022	(4)				-	34,900	41.32	967,351
	8/9/2022	(5)				31,331	-	-	735,652
	8/9/2022	(6)				-	31,136	23.48	505,401
	9/7/2022	(2)				12,000	-	-	221,640
	9/7/2022	(4)				-	36,000	18.47	463,708
Ankur Dhingra(9)	2/2/2022	(2)				19,900	-	-	822,268
	2/2/2022	(3)	995	9,950	9,950	-	-	-	411,134
	2/2/2022	(4)				-	34,900	41.32	967,351
Sasha King(10)	2/2/2022	(2)				14,150	-	-	584,678
	2/2/2022	(3)	705	7,050	7,050	-	-	-	291,306
	2/2/2022	(4)				-	24,150	41.32	669,385
	8/9/2022	(5)				31,298	-	-	734,877
	8/9/2022	(6)				-	62,160	23.48	1,008,984
	9/29/2022	(11)				14,164	-	-	161,611
(1)Amounts reflect the aggregate grant date fair value of the RSUs and stock option awards, determined in accordance with FASB ASC Topic 718. This amount does not reflect the actual economic value realized by the named executive officer.
(2)Vesting of the RSU is subject to the executive’s continued employment on the applicable vesting date with the following schedule: 25% of the total number of shares vesting on the one-year anniversary of the grant date, with 25% vesting on each successive grant date anniversary.
(3)Represents a grant of a PRSU, which have a two-year performance period with one year of additional vesting. Upon the achievement of certain milestones relating to Total Sales and Adjusted EBITDA, 50% will vest at the end of the two-year performance period and the remaining 50% will vest the following year. Grant date fair value reflects the target (and maximum) number of shares subject to the PRSU award, assuming all performance goals and other requirements are met.

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(4)Vesting of the option is subject to the executive’s continued employment on the applicable vesting date with the following schedule: 25% of the total number of shares vesting on the one-year anniversary of the grant date, with 1/48th vesting monthly thereafter.
(5)Vesting of the RSU is subject to the executive’s continued employment on the applicable vesting date with the following schedule: 33.33% of the total number of shares vesting on June 16, 2023, with 33.33% vesting on each one-year anniversary thereafter.
(6)Vesting of the option is subject to the executive’s continued employment on the applicable vesting date with the following schedule: 25% of the total number of shares vesting on June 16, 2023, with 1/48th vesting monthly thereafter.
(7)Mr. Jain was promoted to our Chief Financial Officer effective September 7, 2022.
(8)Mr. Ronai was appointed as our Chief Administrative & Legal Officer and Secretary effective September 7, 2022.
(9)Mr. Dhingra terminated his employment with us effective May 25, 2022.
(10)Ms. King terminated her employment with us effective September 16, 2022.
(11)Vesting of the RSU is subject to Ms. King continuing to be a service provider on the applicable vesting date with the following schedule: 50% of the total number of shares vesting on the one-year anniversary of the grant date, with 12.5% vesting on each three month anniversary thereafter.
Outstanding Equity Awards at Fiscal Year-End
The following table presents certain information concerning equity awards held by our NEOs as of December 31, 2022. Mr. Dhingra is not included in this table as he did not have any outstanding equity awards as of December 31, 2022.

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)*
Reginald Seeto,	11/26/2018	(1)	56,048	-	27.72	11/26/2028	-	-
MBBS	2/4/2019	(2)	13,833	667	27.17	2/4/2029	-	-
	2/3/2020	(3)	19,583	10,833	24.35	2/3/2030	-	-
	7/6/2020	(4)	12,083	7,917	34.49	7/6/2030	-	-
	11/2/2020	(5)	9,896	9,104	47.96	11/2/2030	-	-
	2/3/2021	(6)	13,541	15,979	87.37	2/3/2031	-	-
	2/2/2022	(7)	-	83,350	41.32	2/2/2032	-	-
	8/9/2022	(8)	-	170,968	23.48	8/9/2032	-	-
	8/6/2019	(9)	-	-	-	-	1,250	14,263
	2/3/2020	(10)	-	-	-	-	10,000	114,100
	7/6/2020	(11)	-	-	-	-	20,000	228,200
	11/2/2020	(12)	-	-	-	-	3,050	34,801
	2/3/2021	(13)	-	-	-	-	22,125	252,446
	2/3/2021	(14)	-	-	-	-	14,750	168,298
	2/2/2022	(15)	-	-	-	-	73,350	836,924
	2/2/2022	(16)	-	-	-	-	36,550	417,034
	8/9/2022	(17)	-	-	-	-	93,912	1,071,536
Abhishek Jain	4/18/2022	(18)	-	2,550	32.55	4/18/2032	-	-
	5/6/2022	(19)	-	1,000	25.78	5/6/2032	-	-
	5/26/2022	(20)	-	10,000	24.07	5/26/2032	-	-
	9/7/2022	(21)	-	60,000	18.47	9/7/2032	-	-
	9/10/2021	(22)	-	-	-	-	4,125	47,066
	9/10/2021	(23)	-	-	-	-	750	8,558
	4/18/2022	(24)	-	-	-	-	2,550	29,096
	5/6/2022	(25)	-	-	-	-	2,000	22,820
	5/26/2022	(26)	-	-	-	-	15,000	171,150
	9/7/2022	(27)	-	-	-	-	22,150	252,732
Alex Johnson	4/18/2018	(28)	2,917	-	9.13	4/18/2028	-	-
	6/29/2018	(29)	3,437	-	12.24	6/29/2028	-	-
	2/4/2019	(30)	6,334	333	27.17	2/4/2029	-	-
	2/3/2020	(31)	6,334	4,333	24.35	2/3/2030	-	-

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			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)*
	7/6/2020	(32)	1,510	990	34.49	7/6/2030	-	-
	2/3/2021	(6)	3,667	4,333	87.37	2/3/2031	-	-
	7/19/2021	(33)	4,722	8,611	78.02	7/19/2031	-	-
	2/2/2022	(7)	-	29,900	41.32	2/2/2032	-	-
	8/9/2022	(8)	-	112,658	23.48	8/9/2032	-	-
	2/4/2019	(34)	-	-	-	-	2,000	22,820
	6/4/2019	(35)	-	-	-	-	1,250	14,263
	8/6/2019	(36)	-	-	-	-	625	7,131
	2/3/2020	(37)	-	-	-	-	4,000	45,640
	7/6/2020	(38)	-	-	-	-	2,500	28,525
	2/3/2021	(39)	-	-	-	-	6,000	68,460
	2/3/2021	(14)	-	-	-	-	4,000	45,640
	7/19/2021	(40)	-	-	-	-	10,000	114,100
	2/2/2022	(15)	-	-	-	-	19,900	227,059
	2/2/2022	(16)	-	-	-	-	9,950	113,530
	8/9/2022	(17)	-	-	-	-	54,768	624,903
Abraham Ronai	10/7/2021	(41)	4,375	10,625	66.33	10/7/2031	-	-
	2/2/2022	(7)	-	34,900	41.32	2/2/2032	-	-
	8/9/2022	(8)	-	31,136	23.48	8/9/2032	-	-
	9/7/2022	(21)	-	36,000	18.47	9/7/2032	-	-
	10/7/2021	(42)	-	-	-	-	7,500	85,575
	2/2/2022	(15)	-	-	-	-	19,900	227,059
	2/2/2022	(16)	-	-	-	-	9,950	113,530
	8/9/2022	(17)	-	-	-	-	31,331	357,487
	9/7/2022	(27)	-	-	-	-	12,000	136,920
Sasha King	9/29/2022	(43)	-	-	-	-	14,164	161,611
*Amounts in this column are calculated by multiplying the number of shares shown as unvested in the prior column by $11.41, the closing price of our common stock on December 30, 2022, as reported on the Nasdaq Global Market.
(1)One quarter of the total shares vested on November 26, 2019, and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(2)One quarter of the total shares vested on January 25, 2020 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(3)One quarter of the total shares vested on January 29, 2021 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(4)One quarter of the total shares vested on July 6, 2021 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(5)One quarter of the total shares will vest on November 1, 2021, and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(6)One quarter of the total shares vested on February 3, 2022 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(7)One quarter of the total shares vested on February 2, 2023 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(8)One quarter of the total shares will vest on June 16, 2023 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(9)1,250 of the shares subject to this RSU award vested on each of August 6, 2020, August 6, 2021 and August 6, 2022. An additional 1,250 of the shares subject to this RSU award will vest on August 6, 2023, subject to executive’s continued employment on each applicable vesting date.
(10)5,000 of the shares subject to this RSU award vested on each of January 29, 2021, January 29, 2022 and January 29, 2023. An additional 5,000 of the shares subject to this RSU award will vest on January 29, 2024, subject to executive’s continued employment on each applicable vesting date.

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(11)10,000 of the shares subject to this RSU award vested on each of July 6, 2021 and July 6, 2022. An additional 10,000 of the shares subject to this RSU award will vest on each of July 6, 2023 and July 6, 2024, subject to executive’s continued employment on each applicable vesting date.
(12)1,525 of the shares subject to this RSU award vested on each of November 1, 2021 and November 1, 2022. An additional 1,525 of the shares subject to this RSU award will vest on each of November 1, 2023 and November 1, 2024, subject to executive’s continued employment on each applicable vesting date.
(13)7,375 of the shares subject to this RSU award vested on each of February 3, 2022 and February 3, 2023. An additional 7,375 of the shares subject to this RSU award will vest on February 3, 2024 and February 3, 2025, subject to executive’s continued employment on each applicable vesting date.
(14)The shares subject to this PRSU had a two-year performance period with one year of additional vesting. 50% of the shares subject to this PRSU vested on February 3, 2023 upon the achievement of certain milestones relating to Total Sales and Adjusted EBITDA, and the remaining 50% will vest on February 3, 2024.
(15)25% of the shares subject to this RSU award vested on February 2, 2023. An additional 25% of the shares subject to this RSU award will vest on each of February 3, 2024, February 3, 2025 and February 3, 2026, subject to executive’s continued employment on each applicable vesting date.
(16)The shares subject to this PRSU will have a two-year performance period with one year of additional vesting. Upon the achievement of certain milestones relating to Total Sales and Adjusted EBITDA, 50% of the shares subject to this PRSU will vest on February 2, 2024, and the remaining 50% will vest on February 2, 2025.
(17)33.33% of the shares subject to this RSU award will vest on each of June 16, 2023, June 16, 2024 and June 16, 2025, subject to executive’s continued employment on each applicable vesting date.
(18)One quarter of the total shares will vest on April 18, 2023 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(19)One quarter of the total shares will vest on May 6, 2023 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(20)One quarter of the total shares will vest on May 26, 2023 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(21)One quarter of the total shares will vest on September 7, 2023 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(22)1,375 of the shares subject to this RSU award vested on each of September 10, 2022. An additional 1,375 of the shares subject to this RSU award will vest on each of September 10, 2023, September 10, 2024 and September 10, 2025, subject to executive’s continued employment on each applicable vesting date.
(23)750 of the shares subject to this RSU award vested on September 10, 2022. An additional 750 of the shares subject to this RSU award will vest on September 10, 2023, subject to executive’s continued employment on such date.
(24)25% of the shares subject to this RSU award will vest on each of April 18, 2023, April 18, 2024, April 18, 2025 and April 18, 2026, subject to executive’s continued employment on each applicable vesting date
(25)25% of the shares subject to this RSU award will vest on each of May 6, 2023, May 6, 2024, May 6, 2025 and May 6, 2026, subject to executive’s continued employment on each applicable vesting date.
(26)25% of the shares subject to this RSU award will vest on each of May 26, 2023, May 26, 2024, May 26, 2025 and May 26, 2026, subject to executive’s continued employment on each applicable vesting date.
(27)25% of the shares subject to this RSU award will vest on each of September 7, 2023, September 7, 2024, September 7, 2025 and September 7, 2026, subject to executive’s continued employment on each applicable vesting date.
(28)One quarter of the total shares subject to an option for 10,000 shares of common stock vested on April 16, 2019, and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(29)One quarter of the total shares subject to an option for 15,000 shares of common stock vested on April 16, 2019, and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(30)One quarter of the total shares subject to an option for 16,000 shares of common stock vested on January 25, 2020, and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(31)One quarter of the total shares subject to an option for 16,000 shares of common stock vested on January 29, 2021, and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(32)One quarter of the total shares subject to this option vested on July 6, 2021, and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(33)One quarter of the total shares will vest on July 19, 2022 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(34)2,000 of the shares subject to this RSU award vested on each of January 25, 2020, January 25, 2021, January 25, 2022 and January 25, 2023.
(35)1,250 of the shares subject to this RSU award vested on each of June 3, 2020, June 3, 2021 and June 3, 2022. An additional 1,250 of the shares subject to this RSU award will vest on June 3, 2023, subject to executive’s continued employment on the applicable vesting date.
(36)625 of the shares subject to this RSU award vested on each of August 6, 2020, August 6, 2021 and August 6, 2022. An additional 625 of the shares subject to this RSU award will vest on August 6, 2023, subject to executive’s continued employment on each applicable vesting date.
(37)2,000 of the shares subject to this RSU award vested on each of January 29, 2021, January 29, 2022 and January 29, 2023. An additional 2,000 of the shares subject to this RSU award will vest on January 29, 2024, subject to executive’s continued employment on each applicable vesting date.

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(38)1,250 of the shares subject to this RSU award vested on each of July 6, 2021 and July 6, 2022. An additional 1,250 of the shares subject to this RSU award will vest on each of July 6, 2023 and July 6 2024, subject to executive’s continued employment on each applicable vesting date.
(39)2,000 of the shares subject to this RSU award vested on each of February 3, 2022 and February 3, 2023. An additional 2,000 of the shares subject to this RSU award will vest on each of February 3, 2024 and February 3, 2025, subject to executive’s continued employment on each applicable vesting date.
(40)3,333 of the shares subject to this RSU award vested on July 19, 2022. An additional 3,333 of the shares subject to this RSU award will vest on each of July 19, 2023, July 19, 2024 and July 19, 2025, subject to executive’s continued employment on each applicable vesting date.
(41)One quarter of the total shares subject to an option for 15,000 shares of common stock vested on October 6, 2022, and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(42)2,500 of the shares subject to this RSU award vested on October 6, 2022. An additional 2,500 of the shares subject to this RSU award will vest on each of October 6, 2023, October 6, 2024 and October 6, 2025, subject to executive’s continued employment on each applicable vesting date.
(43)50% of the shares subject to this RSU award will vest on September 29, 2023. An additional 12.5% of the shares subject to this RSU award will vest on each three month anniversary thereafter, subject to Ms. King continuing to be a service provider on each applicable vesting date.
Option Exercises and Stock Vested
The following table presents, for each of the NEOs, the number of shares of our common stock acquired upon the exercise of stock options and the vesting and settlement of RSUs during 2022 and the aggregate value realized upon the exercise of stock options and the vesting and settlement of RSUs.

	Option Awards		Stock Awards
Name*	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting
Reginald Seeto, MBBS	—	$—	43,751	$1,189,525
Abhishek Jain(1)	—	$—	2,125	$37,039
Alex Johnson	—	$—	12,458	$390,800
Abraham Ronai(2)	—	$—	7,500	$135,000
Ankur Dhingra(3)	—	$—	3,625	$137,388
Sasha King(4)	25,902	$325,588	20,063	$586,636
(1)Mr. Jain was promoted to our Chief Financial Officer effective September 7, 2022.
(2)Mr. Ronai was promoted to our Chief Administrative & Legal Officer and Secretary effective September 7, 2022.
(3)Mr. Dhingra terminated his employment with us effective May 26, 2022, after which he served as a consultant from May 27, 2022 to November 27, 2022.
(4)Ms. King terminated her employment with us effective September 16, 2022, after which she has been serving as a consultant since September 29, 2022.
Pension Benefits
No pension benefits were paid to any of our NEOs during fiscal 2022.
Non-Qualified Deferred Compensation Plan
In December 2018, our Compensation and Human Capital Committee approved an RSU and performance unit deferral election program, which is still in effect, pursuant to which our non-employee directors, executive officers and certain other employees may elect, on an annual basis, to defer the settlement of all RSU and performance unit awards granted to such individuals until the first to occur of (i) a “change in control,” as defined in our 2014 Plan, (ii) the individual’s death, or (iii) a specified number of years following the individual’s separation of service with us, in which case the shares will settle in a number of substantially equal annual installments selected by the individual, on every June 30 starting in the calendar year immediately following the year in which the individual incurs a separation of service. We do not otherwise contribute to the RSU and performance unit deferral election

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program and the amount a participant receives at the end of a deferral period is based solely on the value of our stock at the end of the deferral period.

Name	Executive Contributions in Last Fiscal Year(1)	Aggregate Earnings in Last Fiscal Year(2)	Aggregate Distributions in Last Fiscal Year	Aggregate Balance at Last Fiscal Year End
Peter Maag, Ph.D.	$785,355	-	-	-
(1)Represents the vesting date value of RSUs that otherwise would have been delivered if not deferred.
(2)The aggregate value of the deferred RSUs as of December 31, 2022 was $2,491,625.
Pay Ratio Disclosure
We are a leading precision medicine company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant patients and caregivers. We offer testing services, products, and digital healthcare solutions along the pre- and post-transplant patient journey, and we are a leading provider of genomics-based information for transplant patients.
As required by Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of all our employees (other than our Chief Executive Officer) and the annual total compensation of Reginald Seeto, MBBS, our Chief Executive Officer and President (our “CEO”). Neither the Compensation and Human Capital Committee nor our management used our CEO pay ratio measure in making compensation decisions. As explained by the SEC when it adopted Item 402(u), the rule was designed to allow stockholders to better understand and assess our compensation practices and pay ratio disclosures rather than to facilitate a comparison of this information from one company to another. However, the pay ratio rules provide companies with flexibility to select the methodology and assumptions used to identify the median employee, calculate the median employee's compensation and estimate the pay ratio. As a result, our methodology may differ from those used by other companies, which likely will make it difficult to compare pay ratios with other companies, including those within our industry.
CEO Pay Ratio for 2022
•The median of the 2022 annual total compensation of all our employees, excluding our CEO, was $162,488;
•The 2022 annual total compensation of our CEO, as set forth in the Summary Compensation Table, was $12,786,270; and
•The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees was 79 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.
Methodology
The methodology, including key assumptions and estimates, used to identify the employee (excluding our CEO) with compensation at the median of the annual total compensation of all our employees was based on the following:
•In determining our employee population, we considered the individuals, excluding our CEO, who were employed by us and our consolidated subsidiaries as of October 15, 2022, whether employed on a full-time, part-time, seasonal or temporary basis. As of October 15, 2022, we had 730 employees. As permitted by the de minimis exception contained in Item 402(u)(4)(ii) of Regulation S-K, we have excluded our 12 employees in Belgium, Germany, Hungary, Italy and Spain, leaving us with a

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population of 718 employees. We did not include any contractors or other non-employee workers in our employee population.
•To identify our median employee, we chose to use total cash and equity compensation as our consistently-applied compensation measure, which we calculated as of October 15, 2022. After applying our methodology, we identified two median employees. Due to anomalous compensation characteristics of our median employees, we substituted an employee near the median whose compensation was viewed as more representative of our median employee. For 2022, our median employee was a Sr UX Designer, based in the U.S.
•For employees paid other than in U.S. dollars, we converted their compensation to U.S. dollars using the applicable exchange rates in effect on October 15, 2022. For permanent employees hired during 2022, we annualized their total cash as if they had been employed for the entire measurement period. We did not make any cost-of-living adjustments.
Calculation
Using the aforementioned methodology, the individual identified as the calculated median employee from our 2022 employee population had actual earnings consisting of base pay, bonus, equity granted and 401(k) match, for 2022 annual total compensation in the amount of $162,488. The 2022 annual total compensation as determined under Item 402 of Regulation S-K for our CEO, as set forth in the Summary Compensation Table, was $12,786,270.
Equity Compensation Plan Information
The following table provides information as of December 31, 2022 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	(b) Weighted Average Exercise Price of Outstanding Options and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(2)	5,987,630	$28.38	1,297,408
Equity compensation plans not approved by stockholders(3)	28,691	$20.90	193,054
Total:	6,016,321	$28.31	1,490,462
(1)The weighted average exercise price is calculated based solely on outstanding stock options and does not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs, which have no exercise price.
(2)Includes the following plans: CareDx, Inc. 1998 Equity Incentive Plan, CareDx, Inc. 2008 Equity Incentive Plan, ImmuMetrix 2013 Equity Incentive Plan, the 2014 Plan and the CareDx, Inc. 2014 Employee Stock Purchase Plan (“ESPP”). Our 2014 Plan provides that on the first day of each fiscal year beginning in 2015, the number of shares available for issuance thereunder is automatically increased by a number equal to the least of (i) four percent (4.0%) of the outstanding shares of common stock as of the last day of the immediately preceding fiscal year, or (ii) such other amount as may be determined by our Board of Directors. Our ESPP provides that on the first day of each fiscal year beginning in 2015, the number of shares available for issuance thereunder is automatically increased by a number equal to the least of (i) 133,900 shares of common stock, (ii) one and one-half percent (1.5%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year, or (iii) such other amount as may be determined by our Board of Directors. On January 1, 2023, the number of shares available for issuance under our 2014 Plan and our ESPP increased by 2,141,330 shares and 133,900 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.

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(3)Consists of shares available for issuance under the CareDx, Inc. 2016 Inducement Equity Incentive Plan and the CareDx, Inc. 2019 Inducement Equity Incentive Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2023 for:
•each of our current directors and nominees for director;
•each of our named executive officers;
•all of our current directors and executive officers as a group; and
•each person or group who beneficially owned more than 5% of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 53,687,020 shares of our common stock outstanding as of March 31, 2023. We have deemed shares of our common stock subject to warrants or stock options that are currently exercisable or exercisable within 60 days of March 31, 2023, or issuable pursuant to RSUs that are subject to vesting conditions expected to occur within 60 days of March 31, 2023, to be outstanding and to be beneficially owned by the person holding the warrants, stock option or RSUs for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

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Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o CareDx, Inc., 8000 Marina Boulevard, 4th Floor, Brisbane, California 94005.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
ARK Investment Management LLC(1)	6,188,182	11.5%
State Street Corporation(2)	5,747,244	10.7%
The Vanguard Group(3)	5,270,397	9.8%
BlackRock, Inc.(4)	4,373,662	8.1%
ArrowMark Colorado Holdings, LLC(5)	4,003,218	7.5%
Neil Gagnon(6)	3,348,292	6.2%
Bellevue Group AG(7)	3,168,448	5.9%
Directors and Named Executive Officers:
Reginald Seeto, MBBS(8)	279,675	*
Abhishek Jain(9)	10,475	*
Alex Johnson(10)	98,060	*
Abraham Ronai(11)	24,798	*
Ankur Dhingra(12)	33,146	*
Sasha King(13)	64,256	*
Peter Maag, Ph.D.(14)	1,164,315	2.1%
George W. Bickerstaff, III(15)	136,663	*
Grace E. Colón, Ph.D.(16)	20,330	*
Christine M. Cournoyer(17)	39,690	*
Fred E. Cohen, M.D., D. Phil(18)	188,987	*
Michael D. Goldberg(19)	243,110	*
William A. Hagstrom(20)	98,818	*
Hannah A. Valantine(21)	4,633	*
Arthur A. Torres(22)	4,006	*
All current directors and executive officers as a group (13 persons)(23)	2,313,560	4.2%
*Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.
(1)ARK Investment Management LLC (“ARK”) filed a Schedule 13G/A on February 10, 2023, reporting that it had sole voting and dispositive power with respect to 6,188,182 shares and beneficial ownership of an aggregate of 6,188,182 shares in its capacity as an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) under the Exchange Act. ARK’s address is 200 Central Avenue, St. Petersburg, FL 33701.
(2)State Street Corporation (“State Street”) filed a Schedule 13G/A on January 10, 2023, reporting that it had shared voting power with respect to 5,635,363 shares, shared dispositive power with respect to 5,747,244 shares and beneficial ownership of an aggregate of 5,747,244 shares in its capacity as a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) under the Exchange Act. The Schedule 13G/A further reported that SSGA Funds Management, Inc. (“SSGA”) had shared voting power with respect to 4,778,106 shares, shared dispositive power with respect to 4,789,606 shares and beneficial ownership of an aggregate of 4,789,606 shares in its capacity as an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E) under the Exchange Act. The address of State Street and SSGA is State Street Financial Center, One Lincoln Street, Boston, MA 02111.
(3)The Vanguard Group (“Vanguard”) filed a Schedule 13G/A on February 9, 2023, reporting that it had shared voting power with respect to 84,748 shares, sole dispositive power with respect to 5,137,557 shares, shared dispositive power with respect to 132,840 shares and beneficial ownership of an aggregate of 5,270,397 shares in its capacity as an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) under the Exchange Act. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.
(4)BlackRock, Inc. (“BlackRock”) filed a Schedule 13G/A on February 3, 2023, reporting that it had sole voting power with respect to 4,287,732 shares, sole dispositive power with respect to 4,373,662 shares and beneficial ownership of an aggregate of 4,373,662 shares in its capacity as a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) under the Exchange Act. BlackRock’s address is 55 East 52nd Street, New York, New York 10055.

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(5)ArrowMark Colorado Holdings LLC (“ArrowMark”) filed a Schedule 13G on February 15, 2023, reporting that it had sole voting and dispositive power with respect to 4,003,218 shares and beneficial ownership of an aggregate of 4,003,218 shares in its capacity as an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) under the Exchange Act. ArrowMark’s address is 100 Fillmore Street, Suite 325, Denver, CO 80206.
(6)Neil Gagnon and related entities filed a Schedule 13G on March 13, 2023, reporting that, Mr. Gagnon had sole voting and dispositive power over 169,879 shares, shared voting power over 2,792,119 shares and shared dispositive power over 3,178,413 shares. The Schedule 13G further reported that Mr. Gagnon is the managing member and principal owner of Gagnon Securities LLC (“Gagnon Securities”), which is registered with the SEC as an investment adviser and a registered broker-dealer, in its role as investment manager to several customer accounts, foundations, partnerships and trusts (collectively referred to as the accounts), to which it furnishes investment advice. The Schedule 13G further reported that Mr. Gagnon and Gagnon Securities may be deemed to share voting power with respect to 2,143,588 shares of common stock held in the accounts and dispositive power with respect to 2,522,063 shares of common stock held in the accounts. Gagnon Securities and Mr. Gagnon disclaim beneficial ownership of all securities held in the accounts. The Schedule 13G further reported that Mr. Gagnon is the Chief Executive Officer of Gagnon Advisors, LLC (“Gagnon Advisors”), which is registered with the SEC as an investment adviser. The Schedule 13G further reported that Mr. Gagnon and Gagnon Advisors, in its role as investment manager to Gagnon Investment Associates, LLC (“GIA”), which is a private investment fund, may be deemed to share voting and dispositive power with respect to 526,088 shares of common stock held by GIA. Gagnon Advisors and Mr. Gagnon disclaim beneficial ownership of all securities held by GIA. The address of Mr. Gagnon and related entities is 1370 Avenue of the Americas, 24th Floor, New York, New York 10019.
(7)Bellevue Group AG (“Bellevue Group”) on behalf of its wholly-owned subsidiary, Bellevue Asset Management (UK) Ltd. (“Bellevue Asset Management”), filed a Schedule 13G on February 14, 2023, reporting that it had shared voting and dispositive power with respect to 3,168,448 shares and beneficial ownership of an aggregate of 3,168,448 shares in its capacity as a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) under the Exchange Act. Bellevue Group’s address is Seestrasse 16, Kuesnacht, Switzerland, CH-8700. Bellevue Asset Management’s address is 32 London Bridge Street, 24th Floor, London, England SE1 9SG.
(8)Represents 45,659 shares of common stock held by Dr. Seeto and 234,016 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2023.
(9)Represents 2,125 shares of common stock held by Mr. Jain, 3,462 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2023, and 4,888 shares issuable pursuant to RSUs that are subject to vesting conditions expected to occur within 60 days of March 31, 2023. Mr. Jain was promoted to our Chief Financial Officer effective September 7, 2022.
(10)Represents 22,001 shares of common stock held by Mr. Johnson and 76,059 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2023.
(11)Represents 7,954 shares of common stock held by Mr. Ronai and 16,844 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2023. Mr. Ronai was promoted to our Chief Administrative & Legal Officer and Secretary effective September 7, 2022.
(12)Mr. Dhingra terminated his employment with us effective May 25, 2022.
(13)Ms. King terminated her employment with us effective September 16, 2022.
(14)Represents 245,567 shares of common stock held by Dr. Maag and 918,748 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2023.
(15)Represents 56,561 shares of common stock held by Mr. Bickerstaff and 80,102 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2023.
(16)Represents 20,330 shares subject to options held by Dr. Colón that are immediately exercisable or exercisable within 60 days of March 31, 2023.
(17)Represents 15,628 shares of common stock held by Ms. Cournoyer and 24,062 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2023.
(18)Represents 108,885 shares of common stock held by Dr. Cohen and 80,102 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2023.
(19)Represents 67,709 shares of common stock held by Mr. Goldberg and 175,401 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2023.
(20)Represents 19,702 shares of common stock held by Mr. Hagstrom and 79,116 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2023.
(21)Represents 2,097 shares of common stock held by Dr. Valantine and 2,536 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2023.
(22)Represents 1,352 shares of common stock held by Senator Torres and 2,654 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2023.
(23)Comprised of shares included under “Directors and Named Executive Officers”, excluding Mr. Dhingra and Ms. King as Mr. Dhingra ceased serving as an executive officer on May 25, 2022 and Ms. King ceased serving as an executive officer on September 16, 2022.

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RELATED PARTY TRANSACTIONS
Since January 1, 2022, there have not been any transactions or series of transactions, and there is currently no proposed transaction, to which we were or are to be a participant in which the amount involved in the transaction or series of transactions exceeds $120,000, and in which any of our directors, executive officers or persons who we know held more than five percent of any class of our capital stock, including their immediate family members, had or will have a direct or indirect material interest, other than compensation arrangements that are described under “Executive Compensation” above and the indemnification agreements described below.
Indemnification Agreements
We have also entered into indemnification agreements with our directors and certain of our executive officers. The indemnification agreements and the Certificate of Incorporation and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.
Rule 10b5-1 Sales Plans
Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time, subject to the terms of the plan. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.
Policies and Procedures for Related Party Transactions
Our Audit and Finance Committee adopted a formal written policy that our Audit and Finance Committee is responsible for reviewing “related party transactions.” A “related party transaction” is a transaction, arrangement, or relationship in which we (including any of our subsidiaries) and any “related party” were, are, or will be participants involving an amount that exceeds $120,000. For purposes of this policy, a related party is defined as a director, nominee for director, executive officer, or greater than 5% beneficial owner of our common stock and their immediate family members, any entity in which such person is employed or is a general partner or principal and any entity where such person has a 5% or greater beneficial ownership interest.
Under this policy, all related party transactions may be consummated or continued only if approved or ratified by our Audit and Finance Committee. In determining whether to approve or ratify any such proposal, our Audit and Finance Committee will take into account, among other factors it deems appropriate, (a) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and (b) the extent of the related party’s interest in the transaction. The policy grants standing pre-approval of certain transactions, including (1) certain compensation arrangements of executive officers, (2) certain director compensation arrangements, (3) transactions with another company at which a related party’s only relationship is as a non-executive employee, director or beneficial owner of less than 5% of that company’s shares, (4) transactions where a related party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis, and (5) transactions available to all U.S. employees generally.

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OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who failed to file a timely required report during the most recent fiscal year. Based solely upon our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2022, all Section 16(a) filing requirements were satisfied on a timely basis, except for (i) one Form 4 for Reginald Seeto reporting that shares of our common stock were withheld by us on January 29, 2022 to satisfy certain tax withholding obligations in connection with the issuance of shares upon the vesting of restricted stock units previously granted to Dr. Seeto, which withholding was inadvertently reported late on a Form 4 filed on February 3, 2022, (ii) one Form 4 for Alex Johnson reporting that shares of our common stock were withheld by us on January 25, 2022 and January 29, 2022 to satisfy certain tax withholding obligations in connection with the issuance of shares upon the vesting of restricted stock units previously granted to Mr. Johnson, which withholdings were inadvertently reported late on a Form 4 filed on February 3, 2022, (iii) one Form 4 for Sasha King reporting that shares of our common stock were withheld by us on January 25, 2022 and January 29, 2022 to satisfy certain tax withholding obligations in connection with the issuance of shares upon the vesting of restricted stock units previously granted to Ms. King, which withholdings were inadvertently reported late on a Form 4 filed on February 3, 2022, (iv) one Form 4 for Peter Maag reporting that shares of our common stock were withheld by us on January 19, 2022 and January 29, 2022 to satisfy certain tax withholding obligations in connection with the issuance of shares upon the vesting of restricted stock units previously granted to Dr. Maag, which withholdings were inadvertently reported late on a Form 4 filed on February 3, 2022, (v) one Form 4 for each of Christine Cournoyer, Michael Goldberg and George Bickerstaff reporting an automatic quarterly grant of our common stock in lieu of cash for non-employee director compensation pursuant to our outside director compensation policy, each on January 3, 2022, each of which grant was inadvertently reported late on Form 4s filed on January 6, 2022, (vi) one Form 4 for Abraham Ronai reporting that shares of our common stock were withheld by us on October 6, 2022 to satisfy certain tax withholding obligations in connection with the issuance of shares upon the vesting of restricted stock units previously granted to Mr. Ronai, which withholding was inadvertently reported on a Form 4/A filed on November 8, 2022 and (vii) one Form 4 for Reginald Seeto reporting that shares of our common stock were withheld by us on November 2, 2022 to satisfy certain tax withholding obligations in connection with the issuance of shares upon the vesting of restricted stock units previously granted to Dr. Seeto, which withholding was inadvertently reported late on a Form 4 filed on November 7, 2022.
Available Information
Our financial statements for our fiscal year ended December 31, 2022 are included in our Annual Report on Form 10-K for the year ended December 31, 2022. This proxy statement and our annual report are posted on the Investors section of our website at investors.caredxinc.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to CareDx, Inc., Attention: Investor Relations, 8000 Marina Boulevard, 4th Floor, Brisbane, California 94005.
Note About Forward-Looking Statements
This proxy statement contains forward-looking statements that involve a number of risks and uncertainties. Words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions,

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including those described in our Annual Report on Form 10-K for the year ended December 31, 2022. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.
Householding
The SEC has adopted rules that permit companies and intermediaries to satisfy the delivery requirements for Notice of Internet Availability of Proxy Materials (the “Notice”) or other proxy materials with respect to two or more stockholders sharing the same address by delivering a single notice or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.
A Notice will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or other proxy materials, please notify your broker or call the Company’s Secretary at (415) 287-2300 or submit a request in writing to our Corporate Secretary, 8000 Marina Boulevard, 4th Floor, Brisbane, California 94005. Stockholders who currently receive multiple copies of the Notice or other proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or other proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.
Company Website
We maintain a website at www.caredx.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.
* * *
Our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the proxy card or execute and return, at your earliest convenience, the proxy card.
THE BOARD OF DIRECTORS
Brisbane, California
April 28, 2023

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **http://www.virtualshareholdermeeting.com/CDNA2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V10211-P90103 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CAREDX, INC.

The Board of Directors recommends you vote FOR each of the following nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Michael D. Goldberg
02) Peter Maag, Ph.D.
03) Reginald Seeto, MBBS
04) Arthur A. Torres

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.	For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of our named executive officers.	☐	☐	☐
4. Approval of an amendment to our Amended and Restated Certificate of Incorporation to provide for the gradual declassification of our Board of Directors.	☐	☐	☐
5. Approval of an amendment to our Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V10212-P90103

CAREDX, INC.
Annual Meeting of Stockholders
June 15, 2023 10:00 a.m. Pacific Time
This proxy is solicited on behalf of the Board of Directors of CareDx, Inc.

This proxy is governed by the laws of the State of Delaware.

The undersigned stockholder(s) hereby appoint(s) Reginald Seeto and Abhishek Jain, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of CAREDX, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Pacific Time on June 15, 2023 virtually via live webcast at http://www.virtualshareholdermeeting.com/CDNA2023, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1 ON THE REVERSE SIDE, AND FOR PROPOSALS 2, 3, 4 AND 5.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Continued and to be signed on reverse side

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APPENDIX A – PROPOSED AMENDMENT TO ARTICLE V OF THE CERTIFICATE OF INCORPORATION
ARTICLE V
The following language shows the changes to the Certificate of Incorporation that would result from the proposed amendment to provide for the gradual declassification of our Board of Directors, if approved, with deletions indicated by ~~strikethroughs~~ and additions indicated by underlining.
a.General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
b.Number of Directors; Election; Term.
i.Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors that constitutes the entire Board of Directors of the Corporation shall be fixed solely by resolution of the majority of the Whole Board. For purposes of this Certificate of Incorporation, the term “Whole Board” will mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.
ii.Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, ~~effective upon the closing date (the “Effective Date”) of the initial sale of shares of common stock in the Corporation’s initial public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended~~prior to the Corporation’s annual meeting of stockholders to be held in 2027, the directors of the Corporation shall be and is divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. Each director elected prior to the Corporation’s 2025 annual meeting of stockholders shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected. Following the expiration of the terms of: (A) the Class II directors at the Corporation’s annual meeting of stockholders in 2025, (B) the Class III directors at the Corporation’s annual meeting of stockholders in 2026 and (C) the Class I directors at the annual meeting of stockholders in 2027, the directors whose terms expire at each such meeting shall be elected for a term of one year, expiring the earlier of (i) the succeeding annual meeting of stockholders or (ii) the election and qualification of such director’s successor or such director’s earlier death, resignation or removal. Each director elected as a successor to a director in office shall have the remaining term of office of the director he or she succeeded, except that, if such successor director is elected at an annual meeting of stockholders at which the term of the director succeeded by such successor director expired, such term shall extend until the succeeding annual meeting of stockholders.~~The initial assignment of members of the Board of Directors to each such class shall be made by the Board of Directors. The term of office of the initial Class I directors shall expire at the first regularly- scheduled annual meeting of the stockholders following the Effective Date, the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders following the Effective Date and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders following the Effective Date. At each annual meeting of stockholders, commencing with the first regularly- scheduled annual meeting of stockholders following the Effective Date, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified.~~ Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, if, prior to the Corporation’s annual meeting of stockholders to be held in 2027, the number of directors that constitutes the Board of Directors is changed, any newly created directorships or decrease in directorships shall be so apportioned by the Board of Directors among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

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iii.Notwithstanding the foregoing provisions of this Section 5.2, and subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal.
iv.Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.
5.3.    Removal. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors~~,~~:
(a)    Prior to the Corporation’s annual meeting of stockholders to be held in 2027, a director may be removed from office by the stockholders of the Corporation only for cause and only by the affirmative vote of the holders of at least 66 2/3% in voting power of the stock of the Corporation entitled to vote thereon; and
(b)    From and after the election of directors at the Corporation’s annual meeting of stockholders to be held in 2027, the Board of Directors shall cease to be classified and a director may be removed from office by the stockholders of the Corporation with or without cause by the affirmative vote of the holders of at least 66 2/3% in voting power of the stock of the Corporation entitled to vote thereon.
5.4.    Vacancies and Newly Created Directorships. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, and except as otherwise provided in the DGCL, vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, at any meeting of the Board of Directors. Prior to the Corporation’s annual meeting of stockholders to be held in 2027, a~~A~~ person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been assigned by the Board of Directors and until his or her successor shall be duly elected and qualified, or until his or her earlier death, resignation or removal. After the Corporation’s annual meeting of stockholders to be held in 2027, a person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next annual meeting of stockholders of the Corporation held after such election by the Board of Directors and until his or her successor shall be duly elected and qualified, or until his or her earlier death, resignation or removal.

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APPENDIX B – PROPOSED AMENDMENT TO ARTICLE VIII OF THE CERTIFICATE OF INCORPORATION
The following language shows the changes to the Certificate of Incorporation that would result from the proposed amendment to reflect new Delaware law provisions regarding officer exculpation, if approved, with additions indicated by underlining.
8.1    Limitation of Personal Liability.
(a)    To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
(b)    To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, an officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any amendment, modification or repeal of the foregoing sentences shall not adversely affect any right or protection of an officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
8.2    Indemnification.
(a)    The Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board.
(b)    The Corporation shall have the power to indemnify, to the extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.
(c)    Any repeal or amendment of this Article VIII by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Incorporation inconsistent with this Article VIII will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

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